UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2010

Item 1. Report to Stockholders.

FundX Upgrader Funds

FundX Upgrader Fund
FundX Aggressive Upgrader Fund
FundX Conservative Upgrader Fund
FundX Flexible Income Fund
FundX ETF Aggressive Upgrader Fund
FundX ETF Upgrader Fund
FundX Tactical Upgrader Fund
FundX Tactical Total Return Fund

Annual Report
October 31, 2010

FundX Upgrader Funds

Table of Contents

Shareholder Letter	2

FundX Upgrader Fund
Manager’s Discussion of Fund Performance	4
Performance Chart	5
Schedule of Investments	6

FundX Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	8
Performance Chart	9
Schedule of Investments	10

FundX Conservative Upgrader Fund
Manager’s Discussion of Fund Performance	12
Performance Chart	13
Schedule of Investments	14

FundX Flexible Income Fund
Manager’s Discussion of Fund Performance	16
Performance Chart	17
Schedule of Investments	18

FundX ETF Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	20
Performance Chart	21
Schedule of Investments	22

FundX ETF Upgrader Fund
Manager’s Discussion of Fund Performance	24
Performance Chart	25
Schedule of Investments	26

FundX Tactical Upgrader Fund
Manager’s Discussion of Fund Performance	28
Performance Chart	29
Schedule of Investments	30

FundX Tactical Total Return Fund
Manager’s Discussion of Fund Performance	32
Performance Chart	33
Schedule of Investments	34

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	50

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	67

Additional Information	68

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

October 31, 2010

Dear Fellow Shareholders,

We are happy to report healthy gains across all of our strategies for the fiscal year ending October 31, 2010 as global markets continued to recover from the bear market that ended in March 2009.

Despite modest volatility in January and February 2010, markets marched higher through our semi-annual update in April. Bond yields also surged, as investors continued to unwind the flight-to-safety trades that pushed treasury yields to historic lows in early 2009.

As the stock market reached a peak in April 2010, the 10-year US treasury yield also peaked, just above 4%. Then, as global stock market indexes surrendered their 2010 gains in May and June, bond yields dropped.  Some of the decline in bond yields is attributable to renewed equity volatility, as an aversion to stock risk prompted investors to jump into bonds, running up prices.  Moreover, investors grew concerned about sovereign credit in Europe.

Finally, the anticipation of large purchases by the US Federal Reserve (known as quantitative easing or QE2) sent the 10-year US treasury yield as low as 2.3% before rebounding slightly. Strong earnings and cheap credit helped global stock markets re-gain their footing by September, and most indexes are back at or near the April 2010 highs as of October 31, 2010.

Volatility wasn’t restricted to stocks and bonds. Currencies also traded in a wide range as investor fears regarding European sovereign debt moved in and out of the spotlight. Several commodities surged as growing demand in emerging markets stoked by expanding liquidity in developed markets led to renewed global inflation fears.

The Challenge of Volatility

Like many active investment strategies, Upgrading struggled while adjusting to the volatility of leadership swings in 2010. Fortunately, diversification and the smoothing effect of our scoring system allowed us to weather this year with competitive results, despite the drag of intermittent whip-saws.

Although we would prefer to report performance that led our benchmarks, several of our strategies lagged, albeit slightly. Market leadership ebbs and flows, and we will periodically be led into false starts. By moving incrementally and staying disciplined, we seek to minimize any long-term damage – and we take comfort knowing that these setbacks have historically been transitory. When faced with a whip-saw, our system quickly re-aligns your portfolios with the prevailing trend.

In this report you will find details of some of the key trends that impacted each of the Upgrader funds over the trailing 12-months. We remain diligent in our commitment to aligning your portfolios to current leadership trends, and at the same time, maintaining a balance between risk and reward potential consistent with each fund’s long-term investment objectives.

We are grateful to our shareholders for allowing us to dedicate our resources - including decades of research, experience and commitment - to the pursuit of your long-term investment goals. Our most important aspiration is for our investors to select the right combination of these funds to allow you to weather market volatility, benefit from our disciplined management, and reach your long-term investment objectives. We hope you find this report informative, and also remind you that we are always eager to discuss any questions, comments or concerns you may have.

Sincerely,

Janet Brown
President,
DAL Investment Company

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, non-diversification, fixed income investments, and short sales.  Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

HOW WE CLASSIFY FUNDS

CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS
Class 1 funds have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.

CLASS 2: AGGRESSIVE STOCK FUNDS WITH ABOVE-AVERAGE RISK
Class 2 funds typically experience higher volatility than the overall U.S. equity market. This class includes funds that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS
Primarily Class 3 funds have diversified portfolios of well-established mid- and large-sized companies. The international and global funds tend to invest in larger companies in mature economies, such as Europe and Japan and are diversified across many countries.

CLASS 4: TOTAL RETURN (BALANCED) FUNDS
Class 4 funds tend to be more defensive and usually have lower volatility than the domestic stock market. These funds may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

CLASS 5: FIXED INCOME (BOND) FUNDS
Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.

Some Class 5 funds specialize in high yield bonds with lower credit quality or in international bonds denominated in foreign currencies.

References to other funds should not be interpreted as an offer of these securities.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

An investment cannot be made directly in an index.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for further sector and holdings information.  Current and future portfolio holdings are subject to risk.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund (FUNDX)

The FundX Upgrader Fund provides a core equity portfolio for investors seeking long-term growth and willing to accept average stock market volatility.

Upgrading is a disciplined investment strategy that selects funds based on near-term performance with the flexibility to invest globally in the sectors, regions and strategies we identify as current market leaders.

From October 31, 2009 through October 31, 2010, global stock markets gained, building on the rebound off the bear market lows of March 2009. As is typical of trend reversals, the greatest gains were from higher risk funds that specialize in more speculative emerging markets, small cap stocks, and areas that had been hurt worst in the recent declines.

Following the trend, FUNDX embraced the rally and by October 31, 2009, our portfolio held more than 13% emerging markets. FUNDX always invests mainly in less speculative “core” funds, and leadership in that part of the portfolio was shared by mid-cap US based funds and foreign funds.

The rally ran into some moderate volatility in early 2010, and most indexes peaked in April. Emerging markets and foreign funds that had led the rally fell first, and by the end of April, most indexes had begun a correction that lasted through July and ended in peak-to-trough declines of 14% to 25%.

FUNDX had rallied more than the benchmark S&P500 index between October 2009 and the peak in April 2010, and declined more than the index through the correction.

Stock markets weren’t the only area that faced volatility, currencies also swung wildly – mainly due to fear related to European sovereign credit strains. This prompted our portfolio to dramatically reduce foreign equity exposure in favor of domestic funds.

Most equity indexes stabilized between July and September and by the end of October 2010, most were at or near the April peak. Some foreign funds, especially emerging markets, came back to life and FUNDX incrementally integrated them back into the portfolio.

The modest whip-saws we faced this year caused FUNDX to lag the benchmark, but our flexibility, discipline and diversification helped to minimize the damage and allow the Fund to participate in the bulk of the rebound. As tempting as it may be to look back and dwell on the relative profitability of each trade, we believe it’s more important to acknowledge that market leadership is fickle and often ebbs and flows in fits and starts. Sometimes we get whip-sawed, and when that happens, the important thing is to allow our portfolio to re-adjust and potentially get back on track as quickly as possible.

Over time, meaningful leadership trends can last for years. We have managed portfolios based on Upgrading for more than 40 years, and have occasionally been humbled in periods when the strategy lagged the benchmark. We remind ourselves, however, that actions designed to track a benchmark require investors to forfeit the opportunity to out-perform that benchmark over time. Market leadership is obvious in hindsight. Real-time, our goal is to continually align our portfolios based on our proven scoring system and current observations. Having decades of experience, a long-term track record, and a long-term focus on our side, we remain disciplined, flexible and confident as ever.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Wilshire 5000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (11/1/01), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Upgrader Fund	S&P 500 Index	Dow Jones Wilshire 5000 Index
1 year	14.20%	16.52%	19.41%
3 Year	-11.13%	-6.49%	-5.46%
5 Year	2.19%	1.73%	2.58%
Since Inception (11/1/01)	5.61%	2.95%	4.30%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at October 31, 2010

Shares		Value
	INVESTMENT COMPANIES: 99.9%
	Class 1 & 2 Funds: 27.9%^
88,159	Driehaus Emerging Markets Growth Fund*	$3,078,515
407,600	iShares MSCI Emerging Markets Index Fund	18,802,588
219,972	Oppenheimer Developing Markets Fund	7,558,240
139,500	PowerShares QQQ ETF	7,280,505
219,500	Rydex S&P Midcap 400 Pure Growth ETF	15,468,165
247,100	SDPR S&P Emerging Markets Small Cap ETF	14,015,512
422,500	Vanguard Emerging Markets ETF	19,785,675
262,453	Wells Fargo Advantage Growth Fund*	8,272,522
54,978	Wells Fargo Advantage Small Cap Value Fund	1,667,476
	Total Class 1 & 2 Funds	95,929,198

	Class 3 Funds: 72.0%^
225,630	AllianceBernstein Small/Mid Cap Value Fund	3,668,742
589,982	Ariel Fund†	26,071,326
640,942	Invesco Van Kampen Global Franchise Fund	13,946,894
392,900	iShares Dow Jones Select Dividend Index Fund	18,886,703
670,050	iShares Russell MidCap Value Index Fund	28,095,197
875,457	Matthews Asian Growth & Income Fund	15,872,035
497,454	Oakmark International Fund	9,252,636
390,279	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)†	3,555,437
465,515	PIMCO StocksPLUS Total Return Fund†	3,584,464
777,000	Rydex S&P Equal Weight Fund	34,102,530
189,100	SPDR S&P MidCap 400 ETF	28,465,223
237,300	SPDR S&P Dividend ETF	12,116,538
1,028,470	T. Rowe Price International Stock Fund	14,439,723
516,062	TweedyBrowne Global Value Fund	11,951,990
321,126	Wells Fargo Advantage Discovery Fund*†	7,019,824
1,145,204	Wintergreen Fund†	15,277,018
111,275	Yacktman Fund	1,847,170
	Total Class 3 Funds	248,153,450

	Total Investment Companies
	(Cost $302,563,288)	344,082,648

	SHORT-TERM INVESTMENTS: 0.2%
767,318	Invesco AIM STIT - Treasury Portfolio, 0.06%#	767,318
	Total Short-Term Investments
	(Cost $767,318)	767,318

	Total Investments: 100.1%
	(Cost $303,330,606)	344,849,966
	Liabilities in Excess of Other Assets: (0.1%)	(245,992)
	Net Assets: 100.0%	$344,603,974

*	Non-income producing.
†	A portion of this security is considered illiquid. As of October 31, 2010, the total market value of securities considered illiquid was $12,079,936 or 3.5% of net assets.
#	Seven-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at October 31, 2010, Continued

^	CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs

Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class 1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^	CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK

Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^	CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs

Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund (HOTFX)

The FundX Aggressive Upgrader Fund provides a speculative equity portfolio for investors seeking long-term growth and willing to accept above average stock market volatility.

Upgrading is a disciplined investment strategy that selects funds based on near-term performance with the flexibility to invest globally in the sectors, regions and strategies we identify as current market leaders.

From October 31, 2009 through October 31, 2010, global stock markets grew, building on the rebound off the bear market lows of March 2009. As is typical of trend reversals, the greatest gains were from higher risk funds that specialize in more speculative emerging markets, small cap stocks, and areas that had been hurt worst in the recent declines.

HOTFX more assertively incorporates higher-risk underlying funds into its mix.  By October 31, 2009 the portfolio had embraced the market rally and held more than 22% emerging markets.  HOTFX invests roughly 40% in less speculative “core” funds, and leadership in that part of the portfolio was shared by mid-cap US based funds and foreign funds.

The rally ran into some moderate volatility in early 2010, and most indexes peaked in April. Emerging markets and foreign funds that had led the rally fell first, and by the end of April, most indexes had begun a correction that lasted through July and ended in peak-to-trough declines of 14% to 25%.

HOTFX had rallied more than the S&P500 Index between October 31, 2009 and the peak in April 2010, and declined more than that index through the correction.  Our system responded by prompting us to lighten up on some of the more volatile components of the portfolio, and by the end of June HOTFX had almost no emerging markets holdings.

Stock markets weren’t the only area that faced volatility, currencies also swung wildly – mainly due to fear related to European sovereign credit strains. This prompted our portfolio to dramatically reduce foreign equity exposure in favor of domestic funds.

Most equity indexes stabilized between July and September and by the end of October 2010, most were at or near the April peak.  Some foreign funds, especially emerging markets, came back to life and HOTFX incrementally integrated them back into the portfolio.  The market’s strength, which resumed in early July, caused HOTFX to outperform the broad market indexes from then until the end of the fiscal year, but this was not enough to yet overcome the underperformance of April to July.

The modest whip-saws we faced this year caused HOTFX to lag the benchmark for the twelve months.  But our flexibility, discipline and diversification helped to minimize the shortfall, to allow the fund to participate in the rebound and to earn gains.

As tempting as it may be to look back and dwell on the relative profitability of each trade, we believe it is more important to acknowledge that market leadership is fickle and often ebbs and flows in fits and starts. Sometimes we get whip-sawed, and when that happens, the important thing is to allow our portfolio to re-adjust and potentially get back on track as quickly as possible.

Over time, meaningful leadership trends can last for years. We have managed portfolios based on Upgrading for more than 40 years, and have occasionally been humbled in periods when the strategy lagged the benchmark. We remind ourselves, however, that actions designed to slavishly track a benchmark require investors to forfeit the opportunity to out-perform that benchmark over time. Market leadership is obvious in hindsight. Real-time, our goal is to continually align our portfolios based on our proven scoring system and current observations. Having decades of experience, a long-term track record, and a long-term focus on our side, we remain disciplined, flexible and confident as ever.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index, Dow Jones Wilshire 5000 Index and Russell 2000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Aggressive Upgrader Fund	S&P 500 Index	Dow Jones Wilshire 5000 Index	Russell 2000 Index
1 year	14.73%	16.52%	19.41%	26.58%
3 Year	-11.94%	-6.49%	-5.46%	-3.91%
5 Year	2.58%	1.73%	2.58%	3.07%
Since Inception (7/1/02)	7.08%	4.47%	5.63%	6.95%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at October 31, 2010

Shares		Value
	INVESTMENT COMPANIES: 99.8%
	Class 1 & 2 Funds: 56.1%^
62,699	Driehaus Emerging Markets Growth Fund*	$2,189,440
53,643	Fidelity Advisor Industrials Fund	1,286,902
75,000	iShares Cohen & Steers Realty Majors Index Fund	4,839,000
176,500	iShares MSCI Emerging Markets Index Fund	8,141,945
137,795	Oppenheimer Developing Markets Fund	4,734,640
81,100	PowerShares QQQ ETF	4,232,609
98,300	Rydex S&P Midcap 400 Pure Growth ETF	6,927,201
129,700	SDPR S&P Emerging Markets Small Cap ETF	7,356,584
179,000	Vanguard Emerging Markets ETF	8,382,570
97,947	Wells Fargo Advantage Growth Fund*	3,087,275
168,410	Wells Fargo Advantage Small Cap Value Fund	5,107,888
	Total Class 1 & 2 Funds	56,286,054

	Class 3 Funds: 43.7%^
120,987	Ariel Fund	5,346,425
56,000	iShares Dow Jones Select Dividend Index Fund	2,691,920
136,100	iShares Russell MidCap Value Index Fund	5,706,673
221,445	Matthews Asian Growth & Income Fund	4,014,802
133,993	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)	1,220,680
191,100	Rydex S&P Equal Weight Fund	8,387,379
38,500	SPDR S&P MidCap 400 ETF	5,795,405
224,297	T. Rowe Price International Stock Fund	3,149,126
159,732	Wells Fargo Advantage Discovery Fund*	3,491,752
301,348	Wintergreen Fund	4,019,985
	Total Class 3 Funds	43,824,147

	Total Investment Companies
	(Cost $88,532,978)	100,110,201

	SHORT-TERM INVESTMENTS: 0.3%
280,316	Invesco AIM STIT - Treasury Portfolio 0.06%#	280,316
	Total Short-Term Investments
	(Cost $280,316)	280,316

	Total Investments: 100.1%
	(Cost $88,813,294)	100,390,517
	Liabilities in Excess of Other Assets: (0.1%)	(130,313)
	Net Assets: 100.0%	$100,260,204

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at October 31, 2010, Continued

*	Non-income producing.
#	Seven-day yield as of October 31, 2010.
^	CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs

Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class 1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^	CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK

Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^	CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs

Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund (RELAX)

The FundX Conservative Upgrader Fund provides a mix of equities and fixed income investments for investors seeking to balance the growth potential of stocks with a healthy allocation to less volatile bonds and lower risk alternative strategies.

Upgrading is a disciplined investment strategy that selects funds based on near-term performance with the flexibility to invest globally in the regions and strategies we identify as current market leaders.

The experience of the equity component of RELAX was similar to that of our other equity funds.  From October 31, 2009 through October 31, 2010, global stock markets grew, building on the rebound off the bear market lows of March 2009. As is typical of trend reversals, the greatest gains were from funds focused in areas that had been hurt worst in the recent declines.

RELAX eschews more aggressive funds that comprise at least a portion of our other equity portfolios, investing instead in less speculative “core” funds.  Leadership in those funds was shared by mid-cap US based funds and foreign funds, mostly in Europe.

The rally stalled in the spring, peaking in late April.  Foreign funds that had led the rally fell the hardest and the contraction that occurred from April through July, ended in peak-to-trough declines of 14% to 25% in various indexes.

Stock markets weren’t the only area that faced volatility, currencies also swung wildly – mainly due to fear related to European sovereign credit strains. This prompted our portfolio to dramatically reduce overseas equity exposure in favor of domestic funds.  By the end of June RELAX had almost no foreign stock fund holdings.

Most equity indexes stabilized between July and September and by the end of October 2010, most were at or near the April peak.  Some foreign funds came back to life and RELAX incrementally integrated them back into the portfolio.  By the end of the fiscal year, over 25% of the equity holdings were foreign.

The modest whip-saws we faced this year were less challenging to RELAX that our other equity based funds because this fund invests only in core funds, and because of excellent performance from the flexible income component of the portfolio.

Over time, meaningful leadership trends can last for years. We have managed portfolios based on Upgrading for more than 40 years. Market leadership is obvious in hindsight. Real-time, our goal is to continually align our portfolios based on our proven scoring system and current observations. Having decades of experience, a long-term track record, and a long-term focus on our side, we remain disciplined, flexible and confident as ever.

The bond side of the RELAX portfolio incorporates our Flexible Income strategy – a disciplined investment approach that, similar to the Upgrading approach we implement in our equity-based funds, aims to continually align our portfolio with the current leadership in the various areas of the changing bond markets.

The biggest gainers among the fixed income funds came from the strategic and high-yield areas.  Funds that were held for this entire 12-month period ended October 31, 2010 added the most to performance of the fixed-income side. These included MainStay High Yield Corporate (MHYIX), Loomis Sayles Bond Fund (LSBDX) and Western Asset Core Bond (WAPIX).

The ability to move into and out of high-yield, global and strategic bond funds kept the portfolio well ahead of the Barclays Capital Aggregate Bond Index for the fiscal year ended October 31, 2010, notwithstanding two brief periods of underperformance within that window.  It achieved this outperformance while experiencing relatively modest drawdowns, the worst of which was less than 1.1%.  The index suffered a peak-to-trough loss of over 2% during this time frame.

This was due, in part, to the portfolio having moved away from government bonds and into corporate debt that was less susceptible to interest rate swings.  A brief, sharp rise in rates in December 2009, for example, caused much of the bond market to suffer a pullback, while RELAX’s fixed income holdings held their own.

As the stock market reached a peak in April 2010, the 10-year US Treasury yield also peaked just above 4%. Then, as global stock market indexes surrendered their 2010 gains in May and June, bond yields dropped, elevating bond prices.

Some of the decline in bond yields is attributable to renewed equity volatility, which prompted investors to favor bonds.  As the summer wore on, yields continued to drop fueled also by the anticipation of large purchases by the US Federal Reserve (known as quantitative easing or QE2).  As yields approached 2.5% on the 10-year Treasury we began to shorten up on maturities slightly.  This served the portfolio well in September and October, as rates bounded back off a low of 2.3%.

Short-term funds, such as the iShares Barclays 1-3 Year Treasury ETF (SHY), added the least to the Fund’s performance, though they did add stability.

None of the underlying fixed income funds had a negative return for the time we held them.

At a time when investors are concerned about the potential of rising interest rates, we believe our flexible strategy offers an appealing combination of agility and discipline.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index, Dow Jones Wilshire 5000 Index and Blended 60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

				Blended 60% S&P 500 Index/40%
Period	FundX Conservative Upgrader Fund	S&P 500 Index	Dow Jones Wilshire 5000 Index	Barclays Capital Aggregate Bond Index
1 year	12.96%	16.52%	19.41%	13.36%
3 Year	-3.43%	-6.49%	-5.46%	-0.53%
5 Year	4.54%	1.73%	2.58%	4.05%
Since Inception (7/01/02)	6.49%	4.47%	5.63%	5.46%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at October 31, 2010

Shares		Value
	INVESTMENT COMPANIES: 99.9%
	Class 3 Funds: 60.6%^
89,444	Ariel Fund	$3,952,509
17,005	Calamos Growth Fund*	910,444
148,835	Invesco Van Kampen Global Franchise Fund	3,238,652
76,200	iShares Dow Jones Select Dividend Index Fund	3,662,934
111,200	iShares Russell MidCap Value Index Fund	4,662,616
178,253	Matthews Asian Growth & Income Fund	3,231,732
105,666	Oakmark International Fund	1,965,391
141,597	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)	1,289,953
290,880	PIMCO StocksPLUS Total Return Fund	2,239,772
89,700	Rydex S&P Equal Weight Fund	3,936,933
28,550	SPDR S&P MidCap 400 ETF	4,297,632
217,512	T. Rowe Price International Stock Fund	3,053,865
242,390	Wintergreen Fund	3,233,481
	Total Class 3 Funds	39,675,914

	Class 4 Funds: 2.0%^
30,225	Permanent Portfolio Fund	1,329,586
	Total Class 4 Funds	1,329,586

	Class 5 Funds: 37.3%^
151,366	AllianceBernstein Global Bond Fund	1,289,640
137,059	Artio Total Return Bond Fund	1,940,757
120,332	BlackRock Strategic Income Opportunities Portfolio	1,229,788
6,350	iShares Barclays 1-3 Year Treasury Bond Fund	536,512
154,562	Loomis Sayles Bond Fund	2,228,785
445,335	MainStay High Yield Corporate Bond Fund	2,636,383
222,016	Metropolitan West Low Duration Bond Fund	1,909,338
198,700	Metropolitan West Total Return Bond Fund	2,134,033
114,911	PIMCO Emerging Markets Bond Fund	1,326,069
220,279	PIMCO Foreign Bond Fund (US Dollar-Hedged)	2,392,227
179,584	PIMCO Total Return Fund	2,099,333
117,249	Pioneer Strategic Income Fund	1,299,114
32,150	SPDR Barclays Capital High Yield ETF	1,314,292
183,469	Western Asset Core Bond Fund	2,130,073
	Total Class 5 Funds	24,466,344

	Total Investment Companies
	(Cost $59,279,784)	65,471,844

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at October 31, 2010, Continued

Shares		Value
	SHORT-TERM INVESTMENTS: 0.0%
129	Invesco AIM STIT - Treasury Portfolio 0.06%#	$129
	Total Short-Term Investments
	(Cost $129)	129

	Total Investments: 99.9%
	(Cost $59,279,913)	65,471,973
	Other Assets in Excess of Liabilities: 0.1%	39,813
	Net Assets: 100.0%	$65,511,786

*	Non-income producing.
#	Seven-day yield as of October 31, 2010.
^	CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs

Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

^	CLASS 4: TOTAL RETURN (BALANCED) FUNDS AND ETFs

Class 4 funds and ETFs tend to be more defensive and usually have lower volatility than the domestic stock market.  These funds and ETFs may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

^	CLASS 5: FIXED INCOME (BOND) FUNDS AND ETFs

Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds and ETFs that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.  Some Class 5 funds and ETFs specialize in high yield bonds with lower credit quality or in international bonds denominated in foreign currencies.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund (INCMX)

The FundX Flexible Income Fund provides a total return oriented income portfolio for investors seeking an alternative to the interest rate and credit risks of a traditional fixed income portfolio. Our goal is to balance the upside potential of a diverse variety of fixed income and alternative strategies with an emphasis on managing short-term volatility.

Our flexible income approach is a disciplined investment strategy that selects funds based on near-term performance with the flexibility to invest globally and include strategies that share similar historical volatility to fixed income funds but don’t invest directly in bonds or other debt instruments. We can also shift the portfolio to a very short-term, high quality, “defensive” posture when we identify imbalances between risk and upside potential. Our total return orientation allows the potential for capital gains in addition to income, and affords us greater flexibility when selecting funds for the portfolio.

The ability to move into and out of high-yield, global and strategic bond funds kept the portfolio well ahead of its benchmark Barclays Capital Aggregate Bond Index for the period of the fiscal year ended October 31, 2010, notwithstanding two brief periods of underperformance within that window.  It achieved this outperformance while experiencing relatively modest drawdowns, the worst of which was less than 1.1%.  The benchmark index suffered a peak-to-trough loss of over 2% during this time frame.

This was due, in part, to the portfolio having moved away from government bonds and into corporate debt that was less susceptible to interest rate swings.  A brief, sharp rise in rates in December 2009, for example, caused much of the bond market to suffer a pullback, while INCMX held its own.

As the stock market reached a peak in April 2010, the 10-year US Treasury yield also peaked just above 4%. Then, as global stock market indexes surrendered their 2010 gains in May and June, bond yields dropped, elevating bond prices.

Some of the decline in bond yields is attributable to renewed equity volatility, which prompted investors to favor bonds.  As the summer wore on, yields continued to drop fueled also by the anticipation of large purchases by the US Federal Reserve (known as quantitative easing or QE2).  As yields approached 2.5% on the 10-year US Treasury we reduced maturities by selling intermediate term treasury funds in favor of shorter durations and higher yielding corporate bond funds.  This served the portfolio well in September and October, as rates bounded back off a low of 2.3%.

The strongest returns in our Flexible Income Fund portfolio came from the strategic and high-yield areas.  Funds that were held for this entire 12-month period added the most to performance of the fixed-income side. These included MainStay High Yield Corporate (MHYIX), Loomis Sayles Bond Fund (LSBDX) and John Hancock Strategic Income (JSTIX).  Strategic, bond fund managers have the ability to “go anywhere” within the fixed income sphere, and our systems allows us to capitalize on their success when they are getting it right.

The maturity range of the INCMX portfolio started and ended the fiscal year with an average effective maturity of about 7 years and duration of 4.2 years.  Mid-way through the year this contracted slightly, to a maturity of less than 6 years and duration of 3.4 years.  At that time, we had decreased the weighting to short-term bonds from about 15% to approximately 8% of the portfolio.  By fiscal year-end, short-term bond funds again made up about 15% of the mix.

Exposure to foreign bonds varied over the course of the fiscal year, ranging from 10% at the start, contracting to just 5% by mid-year (at the end of April), and ending with a hefty 20% in overseas debt by October 31.  PIMCO Foreign Bond Dollar Hedged (PFORX) was held throughout the entire 12 months, and added handsomely to the portfolio’s return. Emerging market debt represented 5% of the portfolio at year-end.

Short-term funds, such as the iShares Barclays 1-3 Year Treasury ETF (SHY), added the least to the Fund’s performance, though they did add some stability.

None of the underlying fixed income funds had a negative return for the time we held them.

At a time when investors are concerned about the potential of rising interest rates, we believe our flexible strategy offers an appealing combination of agility and discipline.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

FundX Flexible Income Fund
Value of $10,000 vs Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (7/1/02), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Flexible Income Fund	Barclays Capital Aggregate Bond Index
1 year	9.67%	8.01%
3 Year	5.19%	7.23%
5 Year	6.40%	6.45%
Since Inception (7/01/02)	6.54%	5.74%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Schedule of Investments at October 31, 2010

Shares		Value
	INVESTMENT COMPANIES: 99.8%
	Class 4 Funds: 4.3%^
169,823	Permanent Portfolio Fund	$7,470,493
	Total Class 4 Funds	7,470,493

	Class 5 Funds: 95.5%^
1,009,544	AllianceBernstein Global Bond Fund	8,601,315
1,184,835	Artio Total Return Bond Fund†	16,777,263
852,348	BlackRock Strategic Income Opportunities Portfolio	8,710,994
741,083	FPA New Income Fund	8,129,684
46,800	iShares Barclays 1-3 Year Treasury Bond Fund	3,954,132
1,313,861	John Hancock Strategic Income Fund	8,724,037
840,419	Loomis Sayles Bond Fund	12,118,845
2,963,209	MainStay High Yield Corporate Bond Fund	17,542,195
764,986	Metropolitan West Low Duration Bond Fund	6,578,876
927,204	Metropolitan West Total Return Bond Fund	9,958,168
650,234	PIMCO Emerging Markets Bond Fund	7,503,696
1,541,348	PIMCO Foreign Bond Fund (US Dollar-Hedged)	16,739,037
728,973	PIMCO Total Return Fund	8,521,699
791,710	Pioneer Strategic Income Fund	8,772,147
216,800	SPDR Barclays Capital High Yield ETF	8,862,784
417,153	Weitz Short-Intermediate Income Fund	5,214,414
857,402	Western Asset Core Bond Fund	9,954,434
	Total Class 5 Funds	166,663,720

	Total Investment Companies
	(Cost $163,225,647)	174,134,213

	SHORT-TERM INVESTMENTS: 0.1%
123,669	Invesco AIM STIT - Treasury Portfolio 0.06%#	123,669
	Total Short-Term Investments
	(Cost $123,669)	123,669

	Total Investments: 99.9%
	(Cost $163,349,316)	174,257,882
	Other Assets in Excess of Liabilities: 0.1%	143,573
	Net Assets: 100.0%	$174,401,455

†	A portion of this security is considered illiquid. As of October 31, 2010, the total market value of securities considered illiquid was $471,158 or 0.3% of net assets.
#	Seven-day yield as of October 31, 2010.
^	CLASS 4: TOTAL RETURN (BALANCED) FUNDS AND ETFs

Class 4 funds and ETFs tend to be more defensive and usually have lower volatility than the domestic stock market.  These funds and ETFs may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

^	CLASS 5: FIXED INCOME (BOND) FUNDS AND ETFs

Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds and ETFs that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.  Some Class 5 funds and ETFs specialize in high yield bonds with lower credit quality or in international bondsdenominated in foreign currencies.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

(This Page Intentionally Left Blank.)

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund (UNBOX)

The FundX ETF Aggressive Upgrader Fund provides a speculative equity portfolio for investors seeking long-term growth and willing to accept above average stock market volatility. UNBOX has the ability to be the most concentrated and therefore the most aggressive Upgrader fund.

Upgrading is a disciplined investment strategy that selects ETFs based on near-term performance with the flexibility to invest globally in the sectors, regions and strategies we identify as current market leaders. UNBOX is one of two Upgrader funds that invest exclusively in exchange traded funds (ETFs).

From October 31, 2009 through October 31, 2010, global stock markets grew, building on the rebound off the bear market lows of March 2009. As is typical of trend reversals, the greatest gains were from higher risk funds that specialize in more speculative emerging markets, small cap stocks, and areas that had been hurt worst in the recent declines.

UNBOX assertively incorporates higher-risk ETFs into its mix than other Upgrader Funds.  By October 31, 2009 the portfolio had embraced the market rally and held 33% emerging markets.  Overall, almost 80% of the portfolio was in foreign funds at that time.

The market rally ran into some moderate volatility in early 2010, which was more sharply felt in UNBOX than in the other FundX Upgrader Funds.  That weakness came chiefly from single country funds held at the time.  Most indexes peaked in April, at which point a correction ensued that lasted through July and ended in peak-to-trough declines of 14% to 25% in most indexes.

Emerging markets and foreign funds that had led the rally fell first, and declined more than the broad market indexes through the correction.  Our system responded by prompting us to lighten up on some of the more volatile components of the portfolio, and by the end of June UNBOX had almost no emerging markets holdings.

Stock markets weren’t the only area that faced volatility, currencies also swung wildly – mainly due to fear related to European sovereign credit strains. This prompted our portfolio to dramatically reduce foreign equity exposure in favor of domestic funds.

Most equity indexes stabilized between July and September and by the end of October 2010, most were at or near the April peak.  Some foreign funds, especially emerging markets, came back to life and UNBOX incrementally integrated them back into the portfolio.

The modest whip-saws we faced this year caused UNBOX to lag the S&P 500 Index for the fiscal year ended October 31, 2010.  But our flexibility, discipline and diversification helped to minimize the shortfall, and to allow the fund to participate in the rebound.

As tempting as it may be to look back and dwell on the relative profitability of each trade, we believe it is more important to acknowledge that market leadership is fickle and often ebbs and flows in fits and starts. Sometimes we get whip-sawed, and when that happens, the important thing is to allow our portfolio to re-adjust and potentially get back on track as quickly as possible.

Over time, meaningful leadership trends can last for years. We have managed portfolios based on Upgrading for more than 40 years, and have occasionally been humbled in periods when the strategy lagged the benchmark. We remind ourselves, however, that actions designed to slavishly track a benchmark require investors to forfeit the opportunity to out-perform that benchmark over time. Market leadership is obvious in hindsight. Real-time, our goal is to continually align our portfolios based on our proven scoring system and current observations. Having decades of experience, a long-term track record, and a long-term focus on our side, we remain disciplined, flexible and confident as ever.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

FundX ETF Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index, Dow Jones Wilshire 5000 Index and Russell 2000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (1/31/07), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX ETF Aggressive	S&P 500 Index	Dow Jones Wilshire 5000 Index	Russell 2000 Index
1 year	8.81%	16.52%	19.41%	26.58%
3 year	-12.08%	-6.49%	-5.46%	-3.91%
Since Inception (1/31/07)	-2.40%	-2.98%	-2.12%	-2.03%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Schedule of Investments at October 31, 2010

Shares		Value
	INVESTMENT COMPANIES: 100.0%
	Class 1 & 2 Funds: 100.0%^
26,600	Guggenheim BRIC ETF	$1,214,556
19,800	iShares Cohen & Steers Realty Majors Index Fund	1,277,496
15,000	iShares MSCI BRIC Index Fund	738,225
51,100	iShares MSCI Emerging Markets Index Fund	2,357,243
25,000	iShares MSCI Pacific ex-Japan Index Fund	1,139,500
18,050	iShares Russell Midcap Growth Index Fund	934,629
22,900	iShares S&P Latin America 40 Index Fund	1,193,777
14,000	iShares S&P MidCap 400 Growth Fund	1,280,300
51,800	iShares Silver Trust*	1,252,006
20,000	Market Vectors Gold Miners ETF	1,145,000
24,100	PowerShares QQQ ETF	1,257,779
17,100	Rydex S&P Midcap 400 Pure Growth ETF	1,205,037
8,800	SPDR Gold Trust ETF*	1,167,232
23,600	SDPR S&P Emerging Markets Small Cap ETF	1,338,592
43,000	SPDR S&P International Small Cap ETF	1,247,430
51,000	Vanguard Emerging Markets ETF	2,388,330
20,600	Vanguard REIT ETF	1,123,730
	Total Class 1 & 2 Funds	22,260,862

	Total Investment Companies
	(Cost $20,049,659)	22,260,862

	SHORT-TERM INVESTMENTS: 0.1%
30,117	Invesco AIM STIT - Treasury Portfolio 0.06%#	30,117
	Total Short-Term Investments
	(Cost $30,117)	30,117

	Total Investments: 100.1%
	(Cost $20,079,776)	22,290,979
	Liabilities in Excess of Other Assets: (0.1%)	(26,623)
	Net Assets: 100.0%	$22,264,356

*	Non-income producing.
#	Seven-day yield as of October 31, 2010.
^	CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs

Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class 1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^	CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK

Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

(This Page Intentionally Left Blank.)

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FundX ETF Upgrader Fund (REMIX)

The FundX ETF Upgrader Fund provides a core equity portfolio for investors seeking long-term growth and willing to accept average stock market volatility.

Upgrading is a disciplined investment strategy that selects ETFs based on near-term performance with the flexibility to invest globally in the sectors, regions and strategies we identify as current market leaders. REMIX is one of two Upgrader funds that invest exclusively in exchange traded funds (ETFs).

From October 31, 2009 through October 31, 2010, global stock markets gained, building on the rebound off the bear market lows of March 2009. As is typical of trend reversals, the greatest gains were from higher risk ETFs that specialize in more speculative emerging markets, small cap stocks, and areas that had been hurt worst in the recent declines.

Following the trend, REMIX embraced the rally and by October 31, 2009, our portfolio held almost 10% emerging markets. REMIX always invests mainly in the less speculative “core” ETFs, and leadership in that part of the portfolio was shared by mid-cap US based ETFs and foreign ETFs, mostly European.

The rally ran into some volatility in early 2010, and most indexes peaked in April. Emerging markets and foreign ETFs that had led the rally fell first, and by the end of April, most indexes had begun a correction that lasted through July and ended in peak-to-trough declines of 14% to 25%.

REMIX had rallied more than the benchmark S&P500 Index between October 2009 and the peak in April 2010, and declined more than the index through the correction.

Stock markets weren’t the only area that faced volatility, currencies also swung wildly – mainly due to fear related to European sovereign credit strains. This prompted our portfolio to dramatically reduce foreign equity exposure in favor of domestic ETFs.

Most equity indexes stabilized between July and September and by the end of October 2010, most were at or near the April peak. Some foreign ETFs, especially emerging markets, came back to life and REMIX incrementally integrated them back into the portfolio.

The modest whip-saws we faced this year caused REMIX to lag the S&P 500 Index, but our flexibility, discipline and diversification helped to minimize the damage and allow the Fund to participate in the bulk of the rebound and earn gains. As tempting as it may be to look back and dwell on the relative profitability of each trade, we believe it’s more important to acknowledge that market leadership is fickle and often ebbs and flows in fits and starts. Sometimes we get whip-sawed, and when that happens, the important thing is to allow our portfolio to re-adjust and potentially get back on track as quickly as possible.

Over time, meaningful leadership trends can last for years. We have managed portfolios based on Upgrading for more than 40 years, and have occasionally been humbled in periods when the strategy lagged the benchmark. We remind ourselves, however, that actions designed to track a benchmark require investors to forfeit the opportunity to out-perform that benchmark over time. Market leadership is obvious in hindsight. Real-time, our goal is to continually align our portfolios based on our proven scoring system and current observations. Having decades of experience, a long-term track record, and a long-term focus on our side, we remain disciplined, flexible and confident as ever.

During the fiscal year, holdings in domestic equities rose from 45% to 52% of this ETF-only portfolio.  This coincided with a decrease in foreign investments from 53% to 42%.  That decrease came entirely from established economies such as Europe and Japan; emerging markets actually increased slightly over this time, from 9.4% to 13.5% of the overall mix.

The financial services sector became less significant in the REMIX portfolio – contracting from 29% to 21% of the mix, while concentration in manufacturing rose from 41% to over 47%.

As in our other equity-based portfolios, the overall size of the companies represented became smaller.  The average market cap fell from $14 billion to about $10 billion.

The highest returns this period were generated from the iShares Silver Trust (SLV) (a precious metal ETF) and from the SPDR S&P Emerging Markets Small Cap ETF (EWX).  The heaviest drag on the portfolio came from losses in small-cap value ETFs, the iShares S&P 600 Small Cap Value (IJS) and the iShares Russell 2000 Value (IWN).

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

FundX ETF Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Wilshire 5000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (1/31/07), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX ETF Upgrader	S&P 500 Index	Dow Jones Wilshire 5000 Index
1 year	14.18%	16.52%	19.41%
3 year	-11.74%	-6.49%	-5.46%
Since Inception (1/31/07)	-5.29%	-2.98%	-2.12%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Schedule of Investments at October 31, 2010

Shares		Value
	INVESTMENT COMPANIES: 99.9%
	Class 1 & 2 Funds: 30.8%^
2,400	Guggenheim BRIC ETF	$109,584
2,100	iShares Cohen & Steers Realty Majors Index Fund	135,492
1,400	iShares MSCI BRIC Index Fund	68,901
4,700	iShares MSCI Emerging Markets Index Fund	216,811
1,900	iShares MSCI Pacific ex-Japan Index Fund	86,602
1,800	iShares Russell Midcap Growth Index Fund	93,204
2,100	iShares S&P Latin America 40 Index Fund	109,473
1,000	iShares S&P MidCap 400 Growth Fund	91,450
5,000	iShares Silver Trust*	120,850
1,860	Market Vectors Gold Miners ETF	106,485
3,300	PowerShares QQQ ETF	172,227
2,100	Rydex S&P Midcap 400 Pure Growth ETF	147,987
800	SPDR Gold Trust ETF*	106,112
2,400	SDPR S&P Emerging Markets Small Cap ETF	136,128
3,700	SPDR S&P International Small Cap ETF	107,337
4,700	Vanguard Emerging Markets ETF	220,101
1,950	Vanguard REIT ETF	106,373
	Total Class 1 & 2 Funds	2,135,117

	Class 3 Funds: 69.1%^
23,300	Guggenheim Multi-Asset Income ETF	461,806
15,300	iShares Dow Jones Select Dividend Index Fund	735,471
8,350	iShares Russell MidCap Value Index Fund	350,116
42,600	PowerShares International Dividend Achievers Portfolio	647,946
4,700	SPDR S&P MidCap 400 ETF	707,491
12,200	SPDR International Dividend ETF	689,544
13,900	SPDR S&P Dividend ETF	709,734
9,700	Vanguard European ETF	495,669
	Total Class 3 Funds	4,797,777

	Total Investment Companies
	(Cost $6,262,292)	6,932,894

	SHORT-TERM INVESTMENTS: 0.9%
63,382	Invesco AIM STIT - Treasury Portfolio 0.06%#	63,382
	Total Short-Term Investments
	(Cost $63,382)	63,382

	Total Investments: 100.8%
	(Cost $6,325,674)	6,996,276
	Liabilities in Excess of Other Assets: (0.8%)	(52,537)
	Net Assets: 100.0%	$6,943,739

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Schedule of Investments at October 31, 2010, Continued

*	Non-income producing.
#	Seven-day yield as of October 31, 2010.
^	CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs

Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class 1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^	CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK

Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^	CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs

Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund (TACTX)

The FundX Tactical Upgrader Fund provides a risk managed equity portfolio for investors seeking long-term growth combined with active risk management, including the ability to hold considerable cash, hedge stock market exposure and occasionally attempt to profit from market declines.

Upgrading is a disciplined investment strategy that selects funds based on near-term performance with the flexibility to invest globally in the sectors, regions and strategies we identify as current market leaders. For TACTX, we overlay a series of models that consider market valuations, trend, investor sentiment and monetary conditions and use those as perspective to adjust the level of exposure to equity based funds and ETFs. When we launched TACTX in 2008, we used these models to switch between a fully invested and fully defensive investment posture, but have since added incremental adjustments.

We continue to believe that a “weight-of-the-evidence” based approach is the best way to deal with proactive market timing decisions, but we don’t believe an, “all in, all out” approach is as effective as a process that allows for incremental adjustments. More importantly, we acknowledge that we don’t have a crystal ball – and although we seek to align the portfolio with the most probable outcomes based on historical measures, we are also determined to actively manage the risk that the evidence is wrong – that the current experience will be different from our expectations – and therefore we seek to minimize the impact of whipsaws, false signals, and unforeseen events.  Unfortunately, when we launched TACTX, our disciplined adherence to our models kept us fully invested through most of 2008. We since adopted a policy to override our models and move to a fully defensive posture if we approach a peak-to-trough decline of 15%.

In late 2009, with Board approval, we began to buy and sell options as a tool to make more incremental adjustments, hedge risks, generate income and manage equity exposure with greater precision.

From October 31, 2009 through the market peak in April 2010, TACTX was generally fully invested, but hedged by investing in “put” options. Owning “put” options functions to hedge the portfolio in case of a decline. The cost of this hedge offsets our investment gains. TACTX lagged the rally into the April peak, but these options ultimately added considerable value, especially in the early stages of the pullback in April, and most notably in the “flash crash” in early May. Since that time, our risk posture has been more neutral, and the primary strategy of the fund has been to sell “puts”, obligating the fund to buy highly ranked ETFs on pullbacks, and also to sell “covered calls” against ETFs held in the fund, requiring us to sell those positions into rallies that exceed our expectations. These transactions generate income for the portfolio, and all are fully collateralized. We often hold considerable cash in the form of short-term US Treasury bills, but much of that is used as collateral when we sell “put” options.

We continue to use Upgrading to determine which funds and ETFs we want to own, and we use our tactical models to determine how to balance the risk and return potential. The main benefit of our use of options is the ability to hedge against unforeseen events and to produce income as we selectively add to and reduce equity exposure. We are proud of the risk adjusted performance of the tactical strategy over this past fiscal year ended October 31, 2010 and excited to provide this institutional-caliber risk managed strategy as an alternative for our shareholders.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index and Dow Jones Wilshire 5000 Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (2/29/08), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Period	FundX Tactical Upgrader	S&P 500 Index	Dow Jones Wilshire 5000 Index
1 year	5.59%	16.52%	19.41%
Since Inception (2/29/08)	-11.77%	-2.11%	-0.85%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered companies regardless of exchange.  It reflects no deduction for fees, expenses or taxes and does not include reinvested dividends.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Investments at October 31, 2010

Shares		Value
	INVESTMENT COMPANIES: 28.7%
	Class 1 & 2 Funds: 4.5%^
20,000	iShares MSCI Emerging Markets Index Fund ‡	$922,600
10,000	PowerShares QQQ ETF ‡	521,900
	Total Class 1 & 2 Funds	1,444,500

	Class 3 Funds: 24.2%^
30,895	Ariel Fund	1,365,230
30,000	iShares Dow Jones Select Dividend Index Fund ‡	1,442,100
59,962	Matthews Asian Growth & Income Fund	1,087,111
35,070	Oakmark International Fund	652,303
72,216	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)	657,886
10,000	SPDR S&P MidCap 400 ETF ‡	1,505,300
80,192	Wintergreen Fund	1,069,767
	Total Class 3 Funds	7,779,697

	Total Investment Companies
	(Cost $8,392,139)	9,224,197

Contracts (100 shares per contract)
	PURCHASED OPTIONS: 0.2%
	Call Options: 0.2%
200	SPDR S&P 500 ETF, Expiration 11/20/10, Strike Price $118*	49,300
100	SPDR S&P 500 ETF, Expiration 12/18/10, Strike Price $119*	30,000
	Total Purchased Options
	(Cost $85,754)	79,300

Shares/Principal Amount
	SHORT-TERM INVESTMENTS: 72.1%
1,710,286	Invesco AIM STIT - Treasury Portfolio 0.06% #	1,710,286
5,000,000	US Treasury Bill, Maturity Date 11/4/10, 0.0011%	4,999,988
3,500,000	US Treasury Bill, Maturity Date 11/18/10, 0.0011%	3,499,971
8,500,000	US Treasury Bill, Maturity Date 11/26/10, 0.0013%	8,499,681
4,500,000	US Treasury Bill, Maturity Date 12/16/10, 0.0015%	4,499,619
	Total Short-Term Investments
	(Cost $23,209,545)	23,209,545

	Total Investments: 101.0%
	(Cost $31,687,438)	32,513,042
	Liabilities in Excess of Other Assets: (1.0%)	(316,370)
	Net Assets: 100.0%	$32,196,672

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Options Written at October 31, 2010

Contracts (100 shares per contract)		Value
	CALL OPTIONS WRITTEN
300	iShares Dow Jones Select Dividend Index Fund, Expiration 11/20/10, Strike Price $48*	$(22,500)
100	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $46*	(11,600)
100	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $47*	(6,550)
100	PowerShares QQQ ETF, Expiration 11/20/10, Strike Price $51*	(18,000)
300	SPDR S&P 500 ETF, Expiration 11/20/10, Strike Price $120*	(42,600)
100	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $150*	(37,000)
	Total Call Options Written
	(Premiums received $132,868)	(138,250)

	PUT OPTIONS WRITTEN
100	iShares Dow Jones Select Dividend Index Fund, 11/20/10, Strike Price $46*	(2,250)
94	iShares Dow Jones Select Dividend Index Fund, 11/20/10, Strike Price $47*	(3,760)
200	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $43*	(5,200)
400	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $44*	(17,000)
100	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $45*	(7,450)
100	iShares S&P Latin America 40 Index Fund, Expiration 11/20/10, Strike Price $50*	(5,500)
100	iShares S&P Latin America 40 Index Fund, Expiration 11/20/10, Strike Price $51*	(8,750)
100	iShares Silver Trust, Expiration 11/20/10, Strike Price $21*	(650)
200	iShares Silver Trust, Expiration 11/20/10, Strike Price $22*	(2,900)
200	PowerShares QQQ ETF, Expiration 11/20/10, Strike Price $49*	(5,100)
100	PowerShares QQQ ETF, Expiration 11/20/10, Strike Price $52*	(5,600)
100	SPDR Gold Trust, Expiration 11/20/10, Strike Price $126*	(5,700)
100	SPDR Gold Trust, Expiration 11/20/10, Strike Price $130*	(14,050)
200	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $140*	(14,500)
100	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $143*	(11,500)
300	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $145*	(45,750)
	Total Put Options Written
	(Premiums received $285,955)	(155,660)

	TOTAL OPTIONS WRITTEN
	(Total Premiums received $418,823)	$(293,910)

*	Non-income producing.
‡	Held in connection with open written call options.
#	Seven-day yield as of October 31, 2010.
^	CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs

Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class 1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^	CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK

Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^	CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs

Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund (TOTLX)

The FundX Tactical Total Return Fund provides a conservative total return portfolio for investors seeking long-term growth tempered by an emphasis on risk management.

Upgrading is a disciplined investment strategy that selects funds based on near-term performance with the flexibility to invest globally in the sectors, regions and strategies we identify as current market leaders. TOTLX blends the risk managed equity strategy used in the Tactical Upgrader fund with the flexible income strategy from the Flexible Income fund.

Most investors settle on a static asset allocation and use that as the primary way to balance their risk tolerance versus their return objectives. TOTLX starts with a neutral, 50% equity / 50% fixed income allocation, and then actively varies that allocation based on a series of models that indicate the relative attractiveness of stocks versus bonds. The stock allocation may be fully invested or hedged based on the models and risk management tools used in the Tactical Upgrader Fund. The credit risk, duration risk and broader fixed income portfolio are driven by our Flexible Income strategy.

In late 2009, with Board approval, we began to buy and sell options as a tool to make more incremental adjustments, hedge risks, generate income and manage equity exposure with greater precision.

From October 31, 2009 through the market peak in April 2010, the equity component of TOTLX was generally fully invested, but hedged by investing in “put” options. Owning “put” options functions to hedge the portfolio in case of a decline. The cost of this hedge offsets our investment gains. TOTLX lagged the rally into the April peak, but these options ultimately added considerable value, especially in the early stages of the pullback in April, and most notably in the “flash crash” in early May. Since that time, our risk posture has been more neutral, and the primary equity strategy of the fund has been to sell “puts”, obligating the fund to buy highly ranked ETFs on pullbacks, and also to sell “covered calls” against ETFs held in the fund, requiring us to sell those positions into rallies that exceed our expectations. These transactions generate income for the portfolio, and all are fully collateralized. We often hold considerable cash in the form of short-term US Treasury bills, but much of that is used as collateral when we sell “put” options.

Our flexible income approach is a disciplined investment strategy that selects funds based on near-term performance with the flexibility to invest globally and include strategies that share similar historical volatility to fixed income funds but don’t invest directly in bonds or other debt instruments. We can also shift the portfolio to a very short-term, high quality, “defensive” posture when we identify imbalances between risk and upside potential. Our total return orientation allows the potential for capital gains in addition to income, and affords us greater flexibility when selecting funds for the portfolio.

The ability to move into and out of high-yield, global and strategic bond funds kept the portfolio well ahead of its benchmark Barclays Capital Aggregate Bond Index for the period of the fiscal year ended October 31, 2010, notwithstanding two brief periods of underperformance within that window.  It achieved this outperformance while experiencing relatively modest drawdowns.

Since the Fund’s inception, the allocation has fluctuated from as little as 40% to as high as 60% flexible income, with the balance in the tactical equity strategy.We seek modest and gradual adjustments so they do not impact performance significantly. Instead, we hope returns and volatility are mainly influenced by the investment selections of the component strategies as opposed to active asset allocation.

Because we intend for this strategy to be very conservative, our management team is committed to overriding our models and moving to a very defensive posture in the event of a peak-to-trough decline of 10%. More broadly, our goal is to provide a compelling risk managed investment opportunity.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

FundX Tactical Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate Bond Index and Blended 50% S&P 500 Index/50% Barclays Capital Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception (5/29/09), and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

				Blended 50% S&P 500 Index/
Period	FundX Tactical Total Return	S&P 500 Index	Barclays Capital Aggregate Bond Index	50% Barclays Capital Aggregate Bond Index
1 Year	5.93%	16.52%	8.01%	12.55%
Since Inception (5/29/09)	6.22%	21.81%	9.13%	15.86%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at October 31, 2010

Shares/Principal Amount		Value
	INVESTMENT COMPANIES: 63.5%
	Class 1 & 2 Funds: 1.4%^
1,000	iShares MSCI Emerging Markets Index Fund ‡	$46,130
500	PowerShares QQQ ETF ‡	26,095
	Total Class 1 & 2 Funds	72,225

	Class 3 Funds: 10.5%^
3,363	Ariel Fund	148,597
1,500	iShares Dow Jones Select Dividend Index Fund ‡	72,105
3,886	Matthews Asian Growth & Income Fund	70,455
2,801	Oakmark International Fund	52,101
6,463	PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)	58,881
500	SPDR S&P MidCap 400 ETF ‡	75,265
5,213	Wintergreen Fund	69,535
	Total Class 3 Funds	546,939

	Class 4 Funds: 1.9%^
2,327	Permanent Portfolio Fund	102,350
	Total Class 4 Funds	102,350

	Class 5 Funds: 49.7%^
19,597	AllianceBernstein Global Bond Fund	166,967
8,971	Artio Total Return Bond Fund	127,029
16,546	BlackRock Strategic Income Opportunities Portfolio	169,096
17,837	John Hancock Strategic Income Fund	118,792
16,765	Loomis Sayles Bond Fund	241,753
49,775	MainStay High Yield Corporate Bond Fund	294,667
25,575	Metropolitan West Low Duration Bond Fund	219,688
18,640	Metropolitan West Total Return Bond Fund	200,195
8,763	PIMCO Emerging Markets Bond Fund	101,130
26,403	PIMCO Foreign Bond Fund (US Dollar-Hedged)	286,735
10,730	PIMCO Total Return Fund	125,439
15,368	Pioneer Strategic Income Fund	170,283
4,240	SPDR Barclays Capital High Yield ETF	173,331
16,948	Western Asset Core Bond Fund	196,762
	Total Class 5 Funds	2,591,867

	Total Investment Companies
	(Cost $3,064,554)	3,313,381

Contracts (100 shares per contract)
	PURCHASED OPTIONS: 0.1%
	Call Options: 0.1%
10	SPDR S&P 500 ETF, Expiration 11/20/10, Strike Price $118*	2,465
5	SPDR S&P 500 ETF, Expiration 12/18/10, Strike Price $119*	1,500
	Total Purchased Options
	(Cost $4,288)	3,965

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Investments at October 31, 2010, Continued

Shares/Principal Amount		Value
	SHORT-TERM INVESTMENTS: 36.8%
118,329	Invesco AIM STIT - Treasury Portfolio 0.06% #	$118,329
600,000	US Treasury Bill, Maturity Date 11/4/10, 0.0011%	599,999
950,000	US Treasury Bill, Maturity Date 11/26/10, 0.0013%	949,965
250,000	US Treasury Bill, Maturity Date 12/16/10, 0.0013%	249,959
	Total Short-Term Investments
	(Cost $1,918,252)	1,918,252

	Total Investments: 100.4%
	(Cost $4,987,094)	5,235,598
	Liabilities in Excess of Other Assets: (0.4%)	(21,812)
	Net Assets: 100.0%	$5,213,786

Schedule of Options Written at October 31, 2010

Contracts (100 shares per contract)		Value
	CALL OPTIONS WRITTEN
15	iShares Dow Jones Select Dividend Index Fund, 11/20/10, Strike Price $48*	$(1,125)
5	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $46*	(580)
5	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $47*	(327)
5	PowerShares QQQ ETF, Expiration 11/20/10, Strike Price $51*	(900)
15	SPDR S&P 500 ETF, Expiration 11/20/10, Strike Price $120*	(2,130)
5	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $150*	(1,850)
	Total Call Options Written
	(Premiums received $6,643)	(6,912)

	PUT OPTIONS WRITTEN
5	iShares Dow Jones Select Dividend Index Fund, 11/20/10, Strike Price $46*	(113)
2	iShares Dow Jones Select Dividend Index Fund, 11/20/10, Strike Price $47*	(80)
10	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $43*	(260)
20	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $44*	(850)
5	iShares MSCI Emerging Markets Fund, Expiration 11/20/10, Strike Price $45*	(373)
5	iShares S&P Latin America 40 Index Fund, Expiration 11/20/10, Strike Price $50*	(275)
5	iShares S&P Latin America 40 Index Fund, Expiration 11/20/10, Strike Price $51*	(437)
5	iShares Silver Trust, Expiration 11/20/10, Strike Price $21*	(32)
10	iShares Silver Trust, Expiration 11/20/10, Strike Price $22*	(145)
10	PowerShares QQQ ETF, Expiration 11/20/10, Strike Price $49*	(255)
5	PowerShares QQQ ETF, Expiration 11/20/10, Strike Price $52*	(280)
5	SPDR Gold Trust, Expiration 11/20/10, Strike Price $126*	(285)
5	SPDR Gold Trust, Expiration 11/20/10, Strike Price $130*	(703)
10	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $140*	(725)
5	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $143*	(575)
15	SPDR S&P MidCap 400 ETF, Expiration 11/20/10, Strike Price $145*	(2,288)
	Total Put Options Written
	(Premiums received $14,124)	(7,676)

	TOTAL OPTIONS WRITTEN
	(Total Premiums received $20,767)	$(14,588)

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Schedule of Options Written at October 31, 2010, Continued

‡	Held in connection with open written call options.
#	Seven-day yield as of October 31, 2010.
^	CLASS 1: SECTOR AND SPECIALIZED AGGRESSIVE STOCK FUNDS AND ETFs

Class 1 funds and ETFs have high levels of risk and include funds that focus on a particular industry or market sector, gold or precious metals funds, funds invested in very small or unseasoned companies (micro-caps) or particular countries or geographic regions like “emerging markets”- countries with less stable developing economies.  Class 1 funds and ETFs may use investing techniques such as leveraging, margin, short positions or use of derivative instruments such as options or futures in ways likely to increase volatility.

^	CLASS 2: AGGRESSIVE STOCK FUNDS AND ETFs WITH ABOVE-AVERAGE RISK

Class 2 funds and ETFs typically experience higher volatility than the overall U.S. equity market. This class includes funds and ETFs that invest in stocks or convertible bonds of small- or mid-sized companies and funds that focus on a few industry sectors or are concentrated in a few individual holdings.

^	CLASS 3: HIGHER QUALITY DIVERSIFIED STOCK FUNDS AND ETFs

Primarily, Class 3 funds and ETFs have diversified portfolios of well-established mid- and large-sized companies. The international and global funds and ETFs tend to invest in larger companies in mature economies, such as Europe and Japan, and may be diversified across many countries.

^	CLASS 4: TOTAL RETURN (BALANCED) FUNDS AND ETFs

Class 4 funds and ETFs tend to be more defensive and usually have lower volatility than the domestic stock market.  These funds and ETFs may hold common stocks in combination with income generating instruments in order to reduce the risk of their stock holdings.

^	CLASS 5: FIXED INCOME (BOND) FUNDS AND ETFs

Bond funds aim to generate current income while preserving capital. Because of their more predictable income streams, bonds generally have less price volatility than stocks. Funds and ETFs that invest in bonds with higher credit quality and shorter maturity tend to be less risky than those with lower credit quality and longer maturity.  Some Class 5 funds and ETFs specialize in high yield bonds with lower credit quality or in international bonds denominated in foreign currencies.

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

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FundX Upgrader Funds

Statements of Assets and Liabilities at October 31, 2010

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
ASSETS
Investments in securities, at value (identified cost $303,330,606,
$88,813,294, $59,279,913 and $163,349,316, respectively) (Note 2)	$344,849,966	$100,390,517	$65,471,973	$174,257,882
Receivables:
Investment securities sold	552,000	30,000	639,123	225,000
Fund shares sold	124,521	101,761	93,374	168,763
Dividends and interest	149	26	60,540	394,864
Prepaid expenses	11,416	12,959	15,422	13,833
Total assets	345,538,052	100,535,263	66,280,432	175,060,342

LIABILITIES
Payables:
Investment securities purchased	457,756	98,988	60,904	396,368
Fund shares redeemed	63,771	20,944	68,258	82,174
Due to custodian	—	—	534,000	—
Investment advisory fees, net	291,336	84,813	56,000	103,863
Adminstration fees	19,721	10,467	7,642	12,089
Custody fees	9,044	3,294	1,808	4,277
Fund accounting fees	19,225	6,329	5,113	8,595
Transfer agent fees	43,823	16,881	11,260	21,653
Chief Compliance Officer fees	786	783	783	819
Other accrued expenses	28,616	32,560	22,878	29,049
Total liabilities	934,078	275,059	768,646	658,887

NET ASSETS	$344,603,974	$100,260,204	$65,511,786	$174,401,455

Net assets applicable to shares outstanding	$344,603,974	$100,260,204	$65,511,786	$174,401,455
Shares outstanding; unlimited number
of shares authorized without par value	10,994,112	2,790,686	2,053,364	5,417,404
Net asset value, offering and redemption price per share	$31.34	$35.93	$31.90	$32.19

COMPONENTS OF NET ASSETS
Paid-in capital	$483,642,279	$149,474,629	$68,917,860	$157,217,190
Undistributed net investment income	303,490	133,756	419,080	4,057,416
Accumulated net realized gain (loss) on investments	(180,861,155)	(60,925,404)	(10,017,214)	2,218,283
Net unrealized appreciation on investments	41,519,360	11,577,223	6,192,060	10,908,566
Net assets	$344,603,974	$100,260,204	$65,511,786	$174,401,455

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Assets and Liabilities at October 31, 2010, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
ASSETS
Investments in securities, at value (identified cost $20,079,776,
$6,325,674, $31,687,438 and $4,987,094, respectively) (Note 2)	$22,290,979	$6,996,276	$32,513,042	$5,235,598
Deposits at brokers for written options	—	—	2,000	2,000
Receivables:
Investment securities sold	23,570	—	43,297	2,165
Fund shares sold	24,500	4,108	20,000	—
Dividends and interest	4	2	144	7,050
Due from advisor, net	—	—	—	4,823
Prepaid expenses	9,518	10,314	12,950	13,278
Total assets	22,348,571	7,010,700	32,591,433	5,264,914

LIABILITIES
Written Options, at value
(Premiums received of $0, $0, $418,823 and $20,767, respectively)	—	—	293,910	14,588
Payables:
Investment securities purchased	—	35,362	29,551	8,549
Fund shares redeemed	26,073	—	732	—
Investment advisory fees, net	19,649	544	29,395	—
Adminstration fees	2,287	2,106	4,039	708
Custody fees	1,788	1,983	2,521	3,917
Fund accounting fees	2,682	858	2,078	607
Transfer agent fees	6,546	3,937	5,493	2,754
Chief Compliance Officer fees	783	783	783	783
Other accrued expenses	24,407	21,388	26,259	19,222
Total liabilities	84,215	66,961	394,761	51,128

NET ASSETS	$22,264,356	$6,943,739	$32,196,672	$5,213,786

Net assets applicable to shares outstanding	$22,264,356	$6,943,739	$32,196,672	$5,213,786
Shares outstanding; unlimited number
of shares authorized without par value	1,000,310	354,238	1,830,782	193,190
Net asset value, offering and redemption price per share	$22.26	$19.60	$17.59	$26.99

COMPONENTS OF NET ASSETS
Paid-in capital	$46,328,187	$12,494,260	$71,799,659	$4,740,609
Undistributed net investment income	92,089	21,645	—	31,419
Accumulated net realized gain (loss) on investments	(26,367,123)	(6,242,768)	(40,553,504)	187,075
Net unrealized appreciation on investments	2,211,203	670,602	950,517	254,683
Net assets	$22,264,356	$6,943,739	$32,196,672	$5,213,786

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Operations For the Year Ended October 31, 2010

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
INVESTMENT INCOME
Dividends	$4,812,017	$1,574,416	$1,598,107	$6,377,531
Interest	752	389	327	2,587
Total investment income	4,812,769	1,574,805	1,598,434	6,380,118

EXPENSES (NOTE 3)
Investment advisory fees	3,722,947	1,121,987	606,032	1,124,604
Transfer agent fees	387,184	138,420	78,853	150,820
Administration fees	207,904	62,607	33,881	89,536
Fund accounting fees	109,861	33,178	19,248	45,661
Custody fees	44,346	13,989	8,235	17,300
Reports to shareholders	39,267	31,704	18,982	23,719
Registration fees	37,372	26,350	24,280	43,863
Audit fees	21,871	21,857	18,870	19,862
Trustee fees	8,545	5,796	4,900	7,128
Miscellaneous expenses	5,140	6,407	4,453	3,202
Chief Compliance Officer fees	4,814	4,777	5,045	4,218
Interest expense (Note 6)	3,873	1,184	578	706
Insurance expense	3,192	2,286	1,510	2,116
Legal fees	3,132	2,833	2,995	2,131
Total expenses	4,599,448	1,473,375	827,862	1,534,866
Less: expenses paid indirectly (Note 3)	(39,855)	(11,624)	(8,443)	(26,872)
Net expenses	4,559,593	1,461,751	819,419	1,507,994
Net investment income	253,176	113,054	779,015	4,872,124

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gains on investments	43,994,325	15,213,411	5,525,896	7,766,446
Capital gain distributions from regulated investment companies	119,582	50,362	106,658	508,096
Change in net unrealized appreciation on investments	3,024,614	171,625	704,305	2,068,442
Net realized and unrealized gain on investments	47,138,521	15,435,398	6,336,859	10,342,984
Net increase in net assets resulting from operations	$47,391,697	$15,548,452	$7,115,874	$15,215,108

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Operations For the Year Ended October 31, 2010, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
INVESTMENT INCOME
Dividends	$652,982	$191,534	$893,047	$168,732
Interest	34	15	8,228	1,015
Total investment income	653,016	191,549	901,275	169,747

EXPENSES (NOTE 3)
Investment advisory fees	303,298	79,904	411,001	63,919
Transfer agent fees	46,037	23,410	46,877	17,048
Registration fees	24,135	18,057	23,980	7,625
Audit fees	17,896	18,358	18,356	17,064
Reports to shareholders	17,703	12,289	14,769	10,392
Administration fees	16,783	10,000	22,703	7,500
Fund accounting fees	10,067	3,203	15,652	3,172
Custody fees	7,485	6,938	15,670	15,026
Chief Compliance Officer fees	5,147	5,111	5,060	5,404
Trustee fees	4,797	4,365	4,580	4,093
Miscellaneous expenses	4,188	3,317	5,112	4,044
Legal fees	4,184	3,260	4,223	3,724
Interest expense (Note 6)	1,887	457	185	—
Insurance expense	1,342	1,226	1,697	620
Total expenses	464,949	189,895	589,865	159,631
Less: fees waived	(17,022)	(69,947)	(1,773)	(64,004)
Less: expenses paid indirectly (Note 3)	—	—	(2,939)	(927)
Net expenses	447,927	119,948	585,153	94,700
Net investment income	205,089	71,601	316,122	75,047

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	1,333,976	909,090	3,600,471	95,846
Written options	—	—	2,420,214	184,564
Net realized gains	1,333,976	909,090	6,020,685	280,410
Capital gain distributions from regulated investment companies	—	—	70,920	16,119
Change in net unrealized appreciation (depreciation) on investments	639,318	83,470	(3,818,523)	(26,678)
Net realized and unrealized gain on investments	1,973,294	992,560	2,273,082	269,851
Net increase in net assets resulting from operations	$2,178,383	$1,064,161	$2,589,204	$344,898

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$253,176	$1,938,197
Net realized gain (loss) on investments	43,994,325	(162,936,254)
Capital gain distributions from regulated investment companies	119,582	2,528,867
Change in net unrealized appreciation on investments	3,024,614	168,371,477
Net increase in net assets resulting from operations	47,391,697	9,902,287

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,916,264)	(22,046)
Total distributions to shareholders	(1,916,264)	(22,046)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a) (b)	(86,252,479)	(96,081,883)
Total decrease in net assets	(40,777,046)	(86,201,642)

NET ASSETS
Beginning of year	385,381,020	471,582,662
End of year	$344,603,974	$385,381,020
Undistributed net investment income	$303,490	$1,916,151

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,492,580	$74,807,786	3,972,045	$96,880,841
Shares issued in reinvestment of distributions	61,766	1,875,223	864	21,373
Shares redeemed (b)	(5,538,723)	(162,935,488)	(8,330,409)	(192,984,097)
Net decrease	(2,984,377)	$(86,252,479)	(4,357,500)	$(96,081,883)

(b)Net of redemption fees of $43,612 and $57,286, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$113,054	$487,176
Net realized gain (loss) on investments	15,213,411	(50,015,480)
Capital gain distributions from regulated investment companies	50,362	490,704
Change in net unrealized appreciation on investments	171,625	52,100,024
Net increase in net assets resulting from operations	15,548,452	3,062,424

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(485,386)	(1,798)
Total distributions to shareholders	(485,386)	(1,798)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)(b)	(37,355,607)	(37,706,091)
Total decrease in net assets	(22,292,541)	(34,645,465)

NET ASSETS
Beginning of year	122,552,745	157,198,210
End of year	$100,260,204	$122,552,745
Undistributed net investment income	$133,756	$485,378

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	585,230	$20,008,174	1,262,475	$35,027,553
Shares issued in reinvestment of distributions	13,638	477,041	63	1,777
Shares redeemed (b)	(1,707,221)	(57,840,822)	(2,740,154)	(72,735,421)
Net decrease	(1,108,353)	$(37,355,607)	(1,477,616)	$(37,706,091)

(b)Net of redemption fees of $7,393 and $20,252, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Conservative Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$779,015	$932,385
Net realized gain (loss) on investments	5,525,896	(12,553,408)
Capital gain distributions from regulated investment companies	106,658	669,576
Change in net unrealized appreciation on investments	704,305	15,223,369
Net increase in net assets resulting from operations	7,115,874	4,271,922

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(644,499)	(868,051)
Total distributions to shareholders	(644,499)	(868,051)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	4,611,008	(10,440,323)
Total increase (decrease) in net assets	11,082,383	(7,036,452)

NET ASSETS
Beginning of year	54,429,403	61,465,855
End of year	$65,511,786	$54,429,403
Undistributed net investment income	$419,080	$235,075

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	921,076	$28,019,486	679,853	$17,523,867
Shares issued in reinvestment of distributions	20,914	630,974	32,460	826,772
Shares redeemed (b)	(794,399)	(24,039,452)	(1,149,347)	(28,790,962)
Net increase (decrease)	147,591	$4,611,008	(437,034)	$(10,440,323)

(b)Net of redemption fees of $3,642 and $4,222, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Flexible Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,872,124	$4,551,272
Net realized gain (loss) on investments	7,766,446	(2,549,375)
Capital gain distributions from regulated investment companies	508,096	1,114,603
Change in net unrealized appreciation on investments	2,068,442	11,162,506
Net increase in net assets resulting from operations	15,215,108	14,279,006

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,153,077)	(5,628,578)
Total distributions to shareholders	(4,153,077)	(5,628,578)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(2,872,638)	10,952,049
Total increase in net assets	8,189,393	19,602,477

NET ASSETS
Beginning of year	166,212,062	146,609,585
End of year	$174,401,455	$166,212,062
Undistributed net investment income	$4,057,416	$3,005,418

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,595,721	$79,852,819	3,770,137	$107,313,875
Shares issued in reinvestment of distributions	136,957	4,104,600	198,108	5,535,133
Shares redeemed (b)	(2,842,248)	(86,830,057)	(3,552,502)	(101,896,959)
Net increase (decrease)	(109,570)	$(2,872,638)	415,743	$10,952,049

(b)Net of redemption fees of $8,131 and $16,424, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX ETF Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$205,089	$193,202
Net realized gain (loss) on investments	1,333,976	(10,455,094)
Change in net unrealized appreciation on investments	639,318	11,795,304
Net increase in net assets resulting from operations	2,178,383	1,533,412

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(304,681)	—
Total distributions to shareholders	(304,681)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(17,694,340)	(6,976,806)
Total decrease in net assets	(15,820,638)	(5,443,394)

NET ASSETS
Beginning of year	38,084,994	43,528,388
End of year	$22,264,356	$38,084,994
Undistributed net investment income	$92,089	$193,202

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	471,992	$10,288,519	1,296,419	$24,126,383
Shares issued in reinvestment of distributions	13,320	300,887	—	—
Shares redeemed	(1,332,756)	(28,283,746)	(1,732,773)	(31,103,189)
Net decrease	(847,444)	$(17,694,340)	(436,354)	$(6,976,806)

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$71,601	$155,017
Net realized gain (loss) on investments	909,090	(3,914,321)
Change in net unrealized appreciation on investments	83,470	3,160,094
Net increase (decrease) in net assets resulting from operations	1,064,161	(599,210)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(136,104)	(68,767)
Total distributions to shareholders	(136,104)	(68,767)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(3,628,385)	(2,743,483)
Total decrease in net assets	(2,700,328)	(3,411,460)

NET ASSETS
Beginning of year	9,644,067	13,055,527
End of year	$6,943,739	$9,644,067
Undistributed net investment income	$21,645	$86,250

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	98,048	$1,838,485	713,042	$11,219,348
Shares issued in reinvestment of distributions	7,236	135,240	4,198	67,923
Shares redeemed	(304,615)	(5,602,110)	(933,657)	(14,030,754)
Net decrease	(199,331)	$(3,628,385)	(216,417)	$(2,743,483)

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$316,122	$602,466
Net realized gain (loss) on investments	3,600,471	(27,562,493)
Net realized gain on written options	2,420,214	24,994
Capital gain distributions from regulated investment companies	70,920	229,485
Change in net unrealized appreciation (depreciation) on investments	(3,818,523)	24,672,102
Net increase (decrease) in net assets resulting from operations	2,589,204	(2,033,446)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(817,013)	(411,024)
Total distributions to shareholders	(817,013)	(411,024)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)(b)	(47,429,571)	(330,588)
Total decrease in net assets	(45,657,380)	(2,775,058)

NET ASSETS
Beginning of year	77,854,052	80,629,110
End of year	$32,196,672	$77,854,052
Undistributed (Accumulated) net investment income (loss)	$—	$197,645

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	495,432	$8,392,183	4,509,425	$71,999,529
Shares issues in reinvestment of dividends	48,191	815,394	24,365	409,824
Shares redeemed (b)	(3,334,426)	(56,637,148)	(4,515,582)	(72,739,941)
Net increase (decrease)	(2,790,803)	$(47,429,571)	18,208	$(330,588)

(b)Net of redemption fees of $244 and $8,685, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Statements of Changes in Net Assets

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$75,047	$17,177
Net realized gain (loss) on investments	95,846	(101,139)
Net realized gain on written options	184,564	1,000
Capital gain distributions from regulated investment companies	16,119	24
Change in net unrealized appreciation (depreciation) on investments	(26,678)	281,361
Net increase in net assets resulting from operations	344,898	198,423

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(70,144)	—
Total distributions to shareholders	(70,144)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(2,205,150)	6,945,759
Total increase (decrease) in net assets	(1,930,396)	7,144,182

NET ASSETS
Beginning of year / period	7,144,182	—
End of year / period	$5,213,786	$7,144,182
Undistributed net investment income	$31,419	$17,177

(a)Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	October 31, 2010		October 31, 2009*
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	46,127	$1,196,936	286,749	$7,176,701
Shares issued in reinvestment of distributions	2,700	69,942	—	—
Shares redeemed (b)	(133,437)	(3,472,028)	(8,949)	(230,942)
Net increase (decrease)	(84,610)	$(2,205,150)	277,800	$6,945,759

*	Fund commenced operations May 29, 2009.
(b)	Net of redemption fees of $1,081 and $36, respectively.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2010	2009		2008		2007	2006
Net asset value, beginning of year	$27.57	$25.72		$49.65		$40.54	$35.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.02 (7)	0.14		0.74		0.42	(0.03)
Net realized and unrealized gain (loss) on investments	3.89	1.71		(20.21)		11.70	7.17
Total from investment operations	3.91	1.85		(19.47)		12.12	7.14

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.00	)(3)	(0.74)		(0.42)	(0.01)
From net realized gain	—	—		(3.60)		(2.59)	(2.22)
Distribution in excess	—	—		(0.12)		—	—
Total distributions	(0.14)	(0.00	)(3)	(4.46)		(3.01)	(2.23)
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00	(3)	0.00	(3)	0.00 (3)	0.01
Net asset value, end of year	$31.34	$27.57		$25.72		$49.65	$40.54
Total return	14.20%	7.20%		(42.67	)%(2)	31.55%	20.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$344.6	$385.4		$471.5		$941.3	$656.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.24%	1.25%		1.16%		1.15%	1.23%
After expenses absorbed(5)	1.24%	1.25%		1.16%		1.15%	1.23%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	0.05%	0.47%		1.78%		0.85%	(0.14%)
After expenses absorbed(6)	0.05%	0.47%		1.78%		0.85%	(0.14%)
Portfolio turnover rate	139%	201%		167%		84%	112%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (42.69)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.22%, 1.20%, 1.11%, 1.11% and 1.19% for the years ended October 31, 2010, October 31,2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.07%, 0.52%, 1.83%, 0.89% and (0.10%) for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively.  (Note 3).

(7)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FundX Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2010	2009		2008	2007	2006
Net asset value, beginning of year	$31.43	$29.24		$58.51	$44.20	$38.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.03 (6)	0.12		0.84	0.37	(0.04)
Net realized and unrealized gain (loss) on investments	4.60	2.07		(24.84)	15.86	7.67
Total from investment operations	4.63	2.19		(24.00)	16.23	7.63

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.00	)(2)	(0.84)	(0.36)	—
From net realized gain	—	—		(4.23)	(1.58)	(1.58)
Distribution in excess	—	—		(0.21)	—	—
Total distributions	(0.13)	(0.00	)(2)	(5.28)	(1.94)	(1.58)
Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00	(2)	0.01	0.02	0.06
Net asset value, end of year	$35.93	$31.43		$29.24	$58.51	$44.20
Total return	14.73%	7.49%		(44.63)%	37.99%	20.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$100.3	$122.6		$157.2	$330.1	$234.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	1.31%	1.33%		1.23%	1.24%	1.28%
After fees waived or recouped(4)	1.31%	1.33%		1.23%	1.24%	1.31%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.09%	0.36%		1.76%	0.70%	(0.14%)
After fees waived or recouped(5)	0.09%	0.36%		1.76%	0.70%	(0.17%)
Portfolio turnover rate	146%	213%		181%	95%	119%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.30%, 1.30%, 1.20%, 1.20% and 1.27% for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.10%, 0.39%, 1.79%, 0.74% and (0.13%) for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively.  (Note 3).

(6)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2010	2009	2008		2007	2006
Net asset value, beginning of year	$28.56	$26.24	$40.09		$35.89	$32.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.39 (7)	0.42	0.71		0.55	0.25
Net realized and unrealized gain (loss) on investments	3.29	2.27	(11.00)		5.55	5.28
Total from investment operations	3.68	2.69	(10.29)		6.10	5.53

LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.37)	(0.76)		(0.43)	(0.32)
From net realized gain	—	—	(2.81)		(1.48)	(1.44)
Total distributions	(0.34)	(0.37)	(3.57)		(1.91)	(1.76)
Paid-in capital from redemptions fees (Note 2)	0.00 (3)	0.00 (3)	0.01		0.01	0.01
Net asset value, end of year	$31.90	$28.56	$26.24		$40.09	$35.89
Total return	12.96%	10.44%	(27.81	)%(2)	17.68%	17.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$65.5	$54.4	$61.5		$104.6	$78.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.37%	1.36%	1.29%		1.27%	1.36%
After fees absorbed or recouped(5)	1.37%	1.36%	1.29%		1.30%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.27%	1.68%	2.10%		1.34%	0.72%
After fees absorbed or recouped(6)	1.27%	1.68%	2.10%		1.31%	0.58%
Portfolio turnover rate	124%	137%	156%		101%	111%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (27.83)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.35%, 1.32%, 1.24%, 1.25% and 1.45% for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.29%, 1.72%, 2.15%, 1.36% and 0.63% for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively.  (Note 3).

(7)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Financial Highlights For a capital share outstanding throughout each year

	Years Ended October 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$30.07	$28.68	$30.93	$29.46	$28.33

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.93 (6)	1.07	1.04	1.08	1.23
Net realized and unrealized gain (loss) on investments	1.92	1.65	(2.05)	1.35	0.99
Total from investment operations	2.85	2.72	(1.01)	2.43	2.22

LESS DISTRIBUTIONS:
From net investment income	(0.73)	(1.33)	(0.38)	(0.96)	(1.09)
From net realized gain	—	—	(0.86)	—	—
Total distributions	(0.73)	(1.33)	(1.24)	(0.96)	(1.09)
Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$32.19	$30.07	$28.68	$30.93	$29.46
Total return	9.67%	9.86%	(3.39)%	8.43%	8.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$174.4	$166.2	$146.6	$133.2	$70.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	0.96%	0.97%	0.93%	0.95%	1.09%
After fees waived/recouped and expenses absorbed(4)	0.96%	0.99%	0.99%	0.99%	0.99%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	3.01%	3.03%	3.82%	4.33%	4.54%
After fees waived/recouped and expenses absorbed(5)	3.01%	3.01%	3.76%	4.29%	4.64%
Portfolio turnover rate	106%	124%	125%	51%	76%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.94%, 0.97%, 0.94%, 0.93% and 0.93% for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.03%, 3.03%, 3.81%, 4.35% and 4.70% for the years ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively.  (Note 3).

(6)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year/period

	Years Ended October 31,			Period Ended
	2010	2009	2008	October 31, 2007*
Net asset value, beginning of year/period	$20.61	$19.06	$33.59	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)(1)	0.15 (4)	0.10	0.30	(0.06)
Net realized and unrealized gain (loss) on investments	1.67	1.45	(14.28)	8.65
Total from investment operations	1.82	1.55	(13.98)	8.59

LESS DISTRIBUTIONS:
From net investment income	(0.17)	—	(0.30)	—
From net realized gain	—	—	(0.09)	—
Distribution in excess	—	—	(0.16)	—
Total distributions	(0.17)	—	(0.55)	—
Paid-in capital from redemption fees (Note 2)	—	—	0.00 (2)	0.00	(2)
Net asset value, end of year / period	$22.26	$20.61	$19.06	$33.59
Total return	8.81%	8.13%	(42.24)%	34.36	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year / period (millions)	$22.3	$38.1	$43.5	$51.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	1.53%	1.46%	1.33%	1.79	%+
After fees waived and expenses absorbed	1.48%	1.46%	1.39%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.62%	0.51%	0.93%	(0.95	)%+
After fees waived and expenses absorbed	0.67%	0.51%	0.87%	(0.66	)%+
Portfolio turnover rate	374%	450%	407%	159	%^

*	Fund commenced operations January 31, 2007.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Financial Highlights For a capital share outstanding throughout each year/period

	Years Ended October 31,				Period Ended
	2010	2009	2008		October 31, 2007*
Net asset value, beginning of year/period	$17.42	$16.96	$29.67		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)(1)	0.17 (4)	0.24	0.36		(0.07)
Net realized and unrealized gain (loss) on investments	2.29	0.30	(12.55)		4.74
Net increase from payments by affiliates on the disposal
of investments in violation of restrictions (Note 2)	—	—	0.02		—
Total from investment operations	2.46	0.54	(12.17)		4.67

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.08)	(0.36)		—
From net realized gain	—	—	(0.15)		—
Distribution in excess	—	—	(0.04)		—
Total distributions	(0.28)	(0.08)	(0.55)		—
Paid-in capital from redemption fees (Note 2)	—	—	0.01		0.00
Net asset value, end of year / period	$19.60	$17.42	$16.96		$29.67
Total return	14.18%	3.25%	(41.68	)%(2)	18.68	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year / period (millions)	$6.9	$9.6	$13.1		$20.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	2.38%	2.18%	1.83%		2.07	%+
After fees waived and expenses absorbed	1.50%	1.50%	1.50%		1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.02%	0.89%	1.21%		(1.03	)%+
After fees waived and expenses absorbed	0.90%	1.57%	1.54%		(0.46	)%+
Portfolio turnover rate	325%	547%	547%		271	%^

*	Fund commenced operations January 31, 2007.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (41.74)%.

(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Financial Highlights For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Period Ended
	October 31, 2010	October 31, 2009	October 31, 2008*
Net asset value, beginning of year/period	$16.85	$17.52	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.13 (4)	0.13	0.00	(1)
Net realized and unrealized loss on investments	0.80	(0.71)	(7.48)
Total from investment operations	0.93	(0.58)	(7.48)
Paid-in capital from redemption fees (Note 2)	0.00 (1)	0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.09)	—
Total distributions	(0.19)	(0.09)	—
Net asset value, end of period	$17.59	$16.85	$17.52
Total return	5.59%	(3.29)%	(29.92	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$32.2	$77.9	$80.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS(5):
Before expenses absorbed	1.44%	1.27%	1.24	%+
After expenses absorbed(2)	1.44%	1.27%	1.24	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS(5):
Before expenses absorbed	0.75%	0.70%	0.01	%+
After expenses absorbed(3)	0.75%	0.70%	0.01	%+
Portfolio turnover rate	331%	1118%	204	%^

*	Fund commenced operations February 29, 2008.
(1)	Amount is less than $0.01.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.42% and 1.25% for the years ended October 31, 2010 and October 31, 2009, respectively.  There were no credits for the period ended October 31, 2008. (Note 3).

(3)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.77% and 0.72% for the years ended October 31, 2010 and October 31, 2009, respectively.  There were no credits for the period ended October 31, 2008. (Note 3).

(4)	Calculated using the average shares outstanding method.
(5)	Does not include expenses of investment companies in which the Fund invests.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Financial Highlights For a capital share outstanding throughout the period

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009*
Net asset value, beginning of period	$25.72	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.31 (4)	0.06
Net realized and unrealized gain on investments	1.20	0.66
Total from investment operations	1.51	0.72
Paid-in capital from redemption fees (Note 2)	0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	(0.24)	—
Total distributions	(0.24)	—
Net asset value, end of period	$26.99	$25.72
Total return	5.93%	2.88	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$5.2	$7.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS(5):
Before fees waived and expenses absorbed	2.50%	3.94	%+
After fees waived and expenses absorbed(2)	1.50%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS(5):
Before fees waived and expenses absorbed	0.15%	(1.49	)%+
After fees waived and expenses absorbed(3)	1.15%	0.95	%+
Portfolio turnover rate	239%	109	%^

*	Fund commenced operations May 29, 2009.
(1)	Amount is less than $0.01.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.48% for the year ended October 31, 2010.  There were no credits for the period ended October 31, 2009.  (Note 3).

(3)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.17% for the year ended October 31, 2010.  There were no credits for the period ended October 31, 2009.  (Note 3).

(4)	Calculated using the average shares outstanding method.
(5)	Does not include expenses of investment companies in which the Fund invests.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010

Note 1 – Organization

FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX ETF Aggressive Upgrader Fund, FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund (the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

FundX Upgrader Fund (“Upgrader Fund”) commenced operations on November 1, 2001.  FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”) and FundX Flexible Income Fund (“Flexible Income Fund”) commenced operations on July 1, 2002.  FundX ETF Aggressive Upgrader Fund (“ETF Aggressive Fund”) and FundX ETF Upgrader Fund (“ETF Upgrader Fund”) commenced operations on January 31, 2007.  FundX Tactical Upgrader Fund (“Tactical Fund”) commenced operations on February 29, 2008.  FundX Tactical Total Return Fund (“Tactical Total Return Fund”) commenced operations on May 29, 2009.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.  The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income.  The investment objective of the ETF Aggressive Fund and the ETF Upgrader Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Tactical Fund is to seek long-term capital appreciation; capital preservation is a secondary consideration.  The investment objective of the Tactical Total Return Fund is to seek long-term capital appreciation and current income with an emphasis on risk management.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.Security Valuation.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Security valuations for the funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ Board of Trustees.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

 Short-term securities that have maturities of less than 60 days, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

 Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

 Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of October 31, 2010 the Funds did not hold fair valued securities.

 According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period.  Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid.  In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.  See Note 7 for further details.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

 The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

 The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

FundX Upgrader Fund
	Level 1	Level 2	Level 3
Investment Companies	$344,082,648	$—	$—
Short-Term Investments	767,318	—	—
Total Investments in Securities	$344,849,966	$—	$—

FundX Aggressive Upgrader Fund
	Level 1	Level 2	Level 3
Investment Companies	$100,110,201	$—	$—
Short-Term Investments	280,316	—	—
Total Investments in Securities	$100,390,517	$—	$—

FundX Conservative Upgrader Fund
	Level 1	Level 2	Level 3
Investment Companies	$65,471,844	$—	$—
Short-Term Investments	129	—	—
Total Investments in Securities	$65,471,973	$—	$—

FundX Flexible Income Fund
	Level 1	Level 2	Level 3
Investment Companies	$174,134,213	$—	$—
Short-Term Investments	123,669	—	—
Total Investments in Securities	$174,257,882	$—	$—

FundX ETF Aggressive Upgrader Fund
	Level 1	Level 2	Level 3
Investment Companies	$22,260,862	$—	$—
Short-Term Investments	30,117	—	—
Total Investments in Securities	$22,290,979	$—	$—

FundX ETF Upgrader Fund
	Level 1	Level 2	Level 3
Investment Companies	$6,932,894	$—	$—
Short-Term Investments	63,382	—	—
Total Investments in Securities	$6,996,276	$—	$—

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

FundX Tactical Upgrader Fund
	Level 1	Level 2	Level 3
Investment Companies	$9,224,197	$—	$—
Purchased Options	—	79,300	—
Short-Term Investments	1,710,286	21,499,259	—
Total Investments in Securities	$10,934,483	$21,578,559	$—
Written Options	$—	$(293,910)	$—

FundX Tactical Total Return Fund
	Level 1	Level 2	Level 3
Investment Companies	$3,313,381	$—	$—
Purchased Options	—	3,965	—
Short-Term Investments	118,329	1,799,923	—
Total Investments in Securities	$3,431,710	$1,803,888	$—
Written Options	$—	$(14,588)	$—

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

 In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

 Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At October 31, 2010, the following capital loss carryforwards were available:

	Expires	Expires:
	2016	2017	Total
Upgrader Fund	$19,019,596	$161,841,559	$180,861,155
Aggressive Fund	10,933,542	49,920,200	60,853,742
Conservative Fund	—	9,997,119	9,997,119
ETF Aggressive Fund	15,140,221	11,153,724	26,293,945
ETF Upgrader Fund	2,029,240	4,209,217	6,238,457
Tactical Fund	13,113,136	27,154,437	40,267,573

 The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009 for the Upgrader Fund, Aggressive Fund, Conservative Fund and Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund and Tactical Fund; 2008-2009 for the Tactical Total Return Fund), or expected to be taken in the Funds’ 2010 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

F. Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.  Effective August 10, 2010, the 2.00% redemption fee on redemptions or exchanges of shares held for less than seven days is no longer assessed for the ETF Aggressive Upgrader Fund and ETF Upgrader Fund.

G. Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H. Options Contracts.  When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

 When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

 The activity in options during the fiscal year ended October 31, 2010, is as follows:

FundX Tactical Upgrader Fund
		Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	59,518	5,222,909
Options exercised	(7,645)	(772,676)
Options expired	(14,380)	(965,326)
Options closed	(33,999)	(3,066,084)
Options outstanding, end of year	3,494	$418,823

FundX Tactical Total Return Fund
		Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	4,254	407,746
Options exercised	(658)	(75,435)
Options expired	(854)	(64,979)
Options closed	(2,570)	(246,565)
Options outstanding, end of year	172	$20,767

 The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

 The Tactical Fund and Tactical Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities.  The Tactical Fund and Tactical Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds participation in a market advance.  At October 31, 2010, the Tactical Fund and Tactical Total Return Fund had 0.2% and 0.1% of net assets, respectively, invested in purchased put options and (0.9%) and (0.3%) of net assets, respectively, invested in covered written call options.

 Statement of Assets and Liabilities – Market values of Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location	Market Value
FundX Tactical Upgrader Fund
Equity Contracts	Investments in securities, at value	$79,300
Written Equity Contracts	Options written, at value	$(293,910)

FundX Tactical Total Return Fund
Equity Contracts	Investments in securities, at value	$3,965
Written Equity Contracts	Options written, at value	$(14,588)

 Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended October 31, 2010 were as follows:

 Amount of Realized Gain (Loss) on Derivative Instruments Recognized in Income:

	Purchased Options	Written Options
FundX Tactical Upgrader Fund	$(3,280,880)	$2,420,214
FundX Tactical Total Return Fund	$(177,577)	$184,564

 Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income:

	Purchased Options	Written Options
FundX Tactical Upgrader Fund	$(487,763)	$124,913
FundX Tactical Total Return Fund	$(30,284)	$6,179

I.  Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended October 31, 2010, the following adjustments were made:

	Undistributed Net	Accumulated
	Investment Income	Gains/Losses	Paid-in Capital
Upgrader Fund	$50,427	$(50,427)	$—
Aggressive Fund	20,710	(20,710)	—
Conservative Fund	49,489	(49,489)	—
Flexible Income Fund	332,951	(332,951)	—
ETF Aggressive Fund	(1,521)	1,521	—
ETF Upgrader Fund	(102)	102	—
Tactical Fund	303,246	(9,793)	(293,453)
Tactical Total Return Fund	9,339	(9,339)	—

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued.

K.
New Accounting Pronouncements.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

 The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

DAL Investment Company, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on nest assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund.  For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund.  For the ETF Aggressive Fund, the ETF Upgrader Fund, the Tactical Fund and the Tactical Total Return Fund, the Advisor receives a monthly fee at the annul rate of 1.00% based upon the average daily net assets of each fund.  For the fiscal year ended October 31, 2010, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund, and Tactical Total Return Fund incurred $3,722,947, $1,121,987, $606,032, $1,124,604, $303,298, $79,904, $411,001 and $63,919 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds expenses so that their ratio of expenses to average net assets will not exceed the following:

Upgrader Fund	1.50%	ETF Aggressive Fund	1.50%
Aggressive Fund	1.50%	ETF Upgrader Fund	1.50%
Conservative Fund	1.50%	Tactical Fund	1.50%
Flexible Income Fund	0.99%	Tactical Total Return Fund	1.50%

The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the fiscal year ended October 31, 2010 the Advisor waived $17,022, $69,947, $1,773 and $64,004 in fees for the ETF Aggressive Upgrader Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund, respectively.

At October 31, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund that may be recouped was $17,022, $190,402, $1,773 and $108,344, respectively.  The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	October 31,
	2011	2012	2013
ETF Aggressive Fund	—	—	17,022
ETF Upgrader Fund	52,975	67,480	69,947
Tactical Fund	—	—	1,773
Tactical Total Return Fund	—	44,340	64,004

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

For the fiscal year ended October 31, 2010, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund incurred $207,904, $62,607, $33,881, $89,536, $16,783, $10,000, $22,703 and $7,500 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the fiscal year ended October 31, 2010, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund were allocated $4,814, $4,777, $5,045, $4,218, $5,147, $5,111, $5,060 and $5,404 of the Trust’s Chief Compliance Officer Fee, respectively.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties.  USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank.  For the fiscal year ended October 31, 2010, this expense reduction, in aggregate, equaled $39,855, $11,624, $8,443, $26,872, $2,939 and $927, for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Tactical Total Return Fund, respectively.  These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly”.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the fiscal year ended October 31, 2010 are as follows:

	Purchases	Sales
Upgrader Fund	$511,668,729	$600,281,123
Aggressive Fund	160,431,095	198,330,011
Conservative Fund	77,864,925	73,402,057
Flexible Income Fund	169,302,124	166,352,038
ETF Aggressive Fund	112,097,759	130,016,588
ETF Upgrader Fund	25,796,489	29,491,594
Tactical Fund	90,027,329	140,487,221
Tactical Total Return Fund	11,822,438	14,651,324

Note 5 – Distributions to Shareholders

The tax character of distributions paid during 2010 and 2009 were as follows:

	2010	2009
FundX Upgrader Fund
Ordinary income	$1,916,264	$22,046

FundX Aggressive Upgrader Fund
Ordinary income	$485,386	$1,798

FundX Conservative Upgrader Fund
Ordinary income	$644,499	$868,051

FundX Flexible Income Fund
Ordinary income	$4,153,077	$5,628,578

FundX ETF Aggressive Upgrader Fund
Ordinary income	$304,681	$—

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FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

FundX ETF Upgrader Fund
Ordinary income	$136,104	$68,767

FundX Tactical Upgrader Fund
Ordinary income	$817,013	$411,024

FundX Tactical Total Return Fund
Ordinary income	$70,144	$—

As of October 31, 2010, components of distributable earnings on a tax basis were as follows:

		FundX	FundX	FundX
	FundX	Aggressive	Conservative	Flexible
	Upgrader	Upgrader	Upgrader	Income
	Fund	Fund	Fund	Fund
Cost of Investments	$303,330,606	$88,884,956	$59,300,008	$163,417,486
Gross tax unrealized appreciation	41,766,071	11,581,963	6,218,896	10,958,411
Gross tax unrealized depreciation	(246,711)	(76,402)	(46,931)	(118,015)
Net tax unrealized appreciation	41,519,360	11,505,561	6,171,965	10,840,396
Undistributed ordinary income	303,490	133,756	419,080	4,466,841
Undistributed long-term capital gain	—	—	—	1,877,028
Total distributable earnings	303,490	133,756	419,080	6,343,869
Other accumulated gains/(losses)	(180,861,155)	(60,853,742)	(9,997,119)	—
Total accumulated earnings	$(139,038,305)	$(49,214,425)	$(3,406,074)	$17,184,265

	FundX	FundX	FundX	FundX
	ETF Aggressive	ETF	Tactical	Tactical
	Upgrader	Upgrader	Upgrader	Total Return
	Fund	Fund	Fund	Fund
Cost of Investments	$20,152,954	$6,329,985	$31,872,289	$4,989,347
Gross tax unrealized appreciation	2,211,203	670,602	642,274	246,596
Gross tax unrealized depreciation	(73,178)	(4,311)	(1,521)	(345)
Net tax unrealized appreciation	2,138,025	666,291	640,753	246,251
Net tax unrealized appreciation on written options	—	—	23,833	1,191
Undistributed ordinary income	92,089	21,645	—	199,134
Undistributed long-term capital gain	—	—	—	26,601
Total distributable earnings	92,089	21,645	—	225,735
Other accumulated gains/(losses)	(26,293,945)	(6,238,457)	(40,267,573)	—
Total accumulated earnings	$(24,063,831)	$(5,550,521)	$(39,602,987)	$473,177

Differences between book losses and tax losses are attributable to the tax treatment of wash losses and straddle losses.

Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available a credit facility pursuant to eight separate Loan and Security Agreements for each of the Funds to be used temporarily for extraordinary or emergency purposes, including the financing of redemption payments.  For the fiscal year ended October 31, 2010, the average interest rate on the credit facility was 3.25% (prime rate) for each of the Funds.  Advances are not collateralized by a first lien against the Funds’ assets.  During the fiscal year ended October 31, 2010, the average outstanding average daily balances for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund were $117,532, $35,929, $16,272, $21,425, $57,271, $13,877, $5,622

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements October 31, 2010, Continued

and $0, respectively.  The maximum amounts available were $35,000,000, $35,000,000, $19,500,000, $45,000,000, $7,000,000, $9,000,000, $2,400,000 and $1,600,000, respectively.  The maximum amounts outstanding  during the fiscal year ended October 31, 2010 were $5,672,000, $1,455,000, $756,000, $6,975,000, $935,000, $491,000, $1,164,000 and $0, respectively.  Interest expense amounted to $3,873, $1,184, $578, $706, $1,887, $457, $185 and $0, respectively, for the fiscal year ended October 31, 2010.  At October 31, 2010, the Conservative Fund had an outstanding loan balance of $534,000.

Note 7 – Investment Company Positions in Excess of 1% of Total Outstanding Shares

As discussed in Note 2, the sale of shares may be restricted on investment company positions that exceed 1% of the investment company’s total outstanding shares.  At October 31, 2010, the following Funds had holdings that exceed this 1% threshold.  Information concerning these investments is as follows:

FundX Upgrader Fund
		Market Value as of
Fund Name	Shares	October 31, 2010
Ariel Fund	132,982	$5,876,496
PIMCO International StocksPLUS TR Strategy Fund (U.S. Dollar-Hedged)	123,778	1,127,622
PIMCO StocksPLUS Total Return Fund	161,015	1,239,814
Wells Fargo Advantage Discovery Fund	74,726	1,633,520
Wintergreen Fund	165,104	2,202,484
	657,605	$12,079,936

Total net assets as of October 31, 2010		$344,603,974
Percentage of net assets in excess of 1% of total outstanding shares		3.5%

FundX Flexible Income Fund
		Market Value as of
Fund Name	Shares	October 31, 2010
Artio Total Return Bond Fund	33,274	$471,158
	33,274	$471,158

Total net assets as of October 31, 2010		$174,401,455
Percentage of net assets in excess of 1% of total outstanding shares		0.3%

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX ETF Aggressive Fund, the FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and the FundX Tactical Total Return Fund each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of October 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to FundX Tactical Total Return Fund the year ended October 31, 2010 and the period from May 29, 2009 to October 31, 2009), and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2010

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Expense Example For the Six Months Ended October 31, 2010 (Unaudited)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/10 – 10/31/10).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem those shares that have been held for less than 30 days. Effective August 10, 2010, the 2.00% redemption fee on redemptions or exchanges of shares held less than seven days is no longer assessed for the ETF Aggressive Upgrader Fund and ETF Upgrader Fund.  Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

FundX Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$ 976	$6.13
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.23% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Expense Example For the Six Months Ended October 31, 2010 (Unaudited), Continued

FundX Aggressive Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$ 979	$6.48
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.61

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.30% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Conservative Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$1,007	$6.88
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$6.92

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.36% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Flexible Income Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$1,045	$4.69
Hypothetical (5% annual return before expenses)	$1,000	$1,021	$4.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.91% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX ETF Aggressive Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$ 964	$7.38
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.58

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.49% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX ETF Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$ 985	$7.51
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Expense Example For the Six Months Ended October 31, 2010 (Unaudited), Continued

FundX Tactical Upgrader Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$1,033	$7.58
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.53

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.48% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

FundX Tactical Total Return Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/10	Value 10/31/10	5/1/10 – 10/31/10*
Actual	$1,000	$1,029	$7.52
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.48

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.47% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Trustees and Executive Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Funds’ SAI and is available without charge, upon request, by calling (800) 536-3230.

The current Trustees and executive officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations and other directorships held for the past five years are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
in Fund
	Positions	Term of Office		Complex(2)	Other Directorships
Name, Address	with the	and Length		Overseen	Held During the
and Age	Trust(1)	of Time Served	Principal Occupation During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term;	President, Talon Industries, Inc. (administrative, management	8	Trustee,
(born 1943)	and	Since May 1991.	and business consulting); formerly, Executive Vice President		PNC Funds, Inc.
c/o U.S. Bancorp	Trustee		and Chief Operating Officer, Integrated Asset Management
Fund Services, LLC			(investment advisor and manager) and formerly, President,
2020 E. Financial Way			Value Line, Inc. (investment advisory and financial publishing firm).
Suite 100
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant; formerly, Chief Executive Officer,	8	The Dana Foundation;
(born 1939)		Since May 1991.	Rockefeller Trust Co., (prior thereto Senior Vice President),		The University of
c/o U.S. Bancorp			and Managing Director, Rockefeller & Co. (Investment Manager		Virginia Law School
Fund Services, LLC			and Financial Advisor); formerly, Senior Vice President, Norton		Foundation.
2020 E. Financial Way			Simon, Inc.
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite Term;	Former Owner, Golf Adventures, LLC, (Vacation Services); formerly	8	None.
(born 1938)		Since May 1991.	President and Founder, National Investor Data Services, Inc.
c/o U.S. Bancorp			(investment related computer software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July 2001; formerly, Executive Vice President,	8	Independent Trustee,
(born 1950)		Since May 1991.	Investment Company Administration, LLC		The Managers Funds,
c/o U.S. Bancorp			(mutual fund administrator).		Managers AMG Funds,
Fund Services, LLC					Aston Funds; Advisory
2020 E. Financial Way					Board Member,
Suite 100					Sustainable Growth
Glendora, CA 91741					Advisers, LP;
Independent Director,
Chase Investment
Counsel; formerly
Independent Director,
Guardian Mutual
Funds.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Trustees and Executive Officers, Continued

Number of
Portfolios
in Fund
	Positions	Term of Office		Complex(2)	Other Directorships
Name, Address	with the	and Length		Overseen	Held During the
and Age	Trust(1)	of Time Served	Principal Occupation During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Robert M. Slotky	President	Indefinite Term;	Senior Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1947)		Since Aug. 2002.	since July 2001.	Applicable.	Applicable.
c/o U.S. Bancorp	Chief	Indefinite Term;
Fund Services, LLC	Compliance	Since Sept. 2004
2020 E. Financial Way	Officer
Suite 100	Anti-Money	Indefinite Term;
Glendora, CA 91741	Laundering	Since Dec. 2005.
Officer

Eric W. Falkeis	Executive	Indefinite Term;	Senior Vice President and Chief Financial Officer (and other	Not	Not
(born 1973)	Vice	Since November	positions), U.S. Bancorp Fund Services, LLC since 1997.	Applicable.	Applicable.
c/o U.S. Bancorp	President	2009.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Patrick J. Rudnick	Treasurer	Indefinite Term;	Vice President, U.S. Bancorp Fund Services, LLC, since 2006;	Not	Not
(born 1973)		Since November	formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Applicable.	Applicable.
c/o U.S. Bancorp		2009.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Elaine E. Richards	Secretary	Indefinite Term;	Vice President and Legal Compliance Officer, U.S. Bancorp Fund	Not	Not
(born 1968)		Since February	Services, LLC, since July 2007; formerly, Vice President and Senior	Applicable.	Applicable.
c/o U.S. Bancorp		2008.	Counsel, Wells Fargo Funds Management, LLC (2004-2007).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the FundX Aggressive Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX ETF Upgrader Fund, FundX ETF Aggressive Upgrader Fund, FundX Tactical Upgrader Fund, FundX Tactical Total Return Fund and FundX Upgrader Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with DAL Investment Company, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

  The Trustees noted that the Advisor had contractually agreed to maintain certain annual expense ratios for each of the Funds. The Trustees noted that a factor in the expense ratio for certain of the Funds was the recoupment by the Advisor of amounts that it had previously paid (either in the form of fee waivers or fund subsidies), and such recoupment was fair. The Trustees also took into account that the Advisor’s strategy involved investing in other mutual funds, which necessarily involved some degree of underlying fees, and that investors selecting these Funds were electing a fund-of-funds structure with its attendant additional costs as disclosed in the prospectuses. When reviewing performance and expenses, the Trustees considered each Fund relative to funds within the same Lipper peer group universe.

  The Board specifically discussed the Advisor’s investment strategy for all of the FundX Funds and its use of other investment companies and exchange-traded funds (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board then discussed whether the services provided under the Advisory Agreements were duplicative of the services provided under the Acquired Funds’ advisory contracts.

2.The Funds’ historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Lipper classifications. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.

  For the FundX Aggressive Upgrader Fund, the Board noted that the Fund’s performance was generally in line with the median of its peer group for the relevant periods.

  For the FundX Conservative Upgrader Fund, the Board noted that the Fund’s performance was below is peer group median for the one-year period and above its peer group median for the three-year and five-year periods.

  For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Fund’s performance was generally in line with its peer group median.

  For the FundX ETF Upgrader Fund, the Board noted that the Fund’s performance was above its peer group median for the one-year period and below its peer group median for the three-year period.

  For the FundX Flexible Income Fund, the Board noted that the Fund’s performance was below the peer group median for the one-year period, above the peer group median for the three-year period and in line with the peer group median for the five-year period.

  For the FundX Tactical Total Return Fund, the Board noted that the Fund’s performance was below the of its peer group median for the relevant periods. The Board took into consideration that the Fund recently commenced operations.

  For the FundX Tactical Upgrader Fund, the Board noted that the Fund’s performance was below that of its peer group median for the relevant periods. The Board took into consideration that the Fund recently commenced operations.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

  For the FundX Upgrader Fund, the Board noted that the Fund’s performance was below its peer group median for the relevant periods.

  The Trustees also considered any differences of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

3.The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

  For the FundX Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the advisory fee and the Fund’s total expense ratio were above its peer group. The Board noted that the Fund is currently operating below its expense cap.

  For the FundX Conservative Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ration of 1.50%. The Trustees noted that the Fund’s advisory fee was in line with its peer group and that the total expenses were above its peer group median.  The Board noted that the Fund is currently operating below its expense cap.

  For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%. The Trustees noted that the Fund’s advisory fee was in line with its peer group median and that the total expenses were above its peer median. The Board noted that the Fund is currently operating below its expense cap.

  For the FundX ETF Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%. The Trustees noted that the Fund’s advisory fee was in line with its peer group median and the total expense ratio was above its peer group median.

  For the FundX Flexible Income Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.99%. The Trustees noted that the Fund’s contractual advisory fee and total expense ratio were above its peer group median. The Board noted that the Fund has been operating below its expense cap.

  For the FundX Tactical Total Return Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%. The Trustees noted that the Fund’s total expense ratio was above its peer group although its contractual advisory fee was in line with its peer group median. The Board noted that the Fund recently commenced operations.

  For the FundX Tactical Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%. The Trustees noted that the Fund’s contractual advisory fee and total expense ratio were above its peer group median. The Board noted that the Fund recently commenced operations and has been operating below its expense cap.

  For the FundX Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%. The Trustees noted that the Fund’s contractual advisory fee was above its peer group median and that the Fund’s total expense ratio was slightly above its peer group. The Board noted that the Fund has been operating below its expense cap.

  The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds. The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its separately managed account clients.

4.Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed is specified expense limitation. The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863].  In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863].  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within ten business days after calendar quarter end.

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Upgrader Fund	100.00%
Aggressive Fund	100.00%
Conservative Fund	100.00%
Flexible Income Fund	100.00%
Tactical Fund	100.00%
ETF Aggressive Fund	100.00%
ETF Upgrader Fund	80.84%
Tactical Total Return Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2010 was as follows:

Upgrader Fund	100.00%
Aggressive Fund	100.00%
Conservative Fund	100.00%
Flexible Income Fund	100.00%
Tactical Fund	100.00%
ETF Aggressive Fund	100.00%
ETF Upgrader Fund	80.80%
Tactical Total Return Fund	100.00%

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:

 •Information we receive about you on applications or other forms;

 •Information you give us orally; and

 •Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

WWW.UPGRADERFUNDS.COM

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FundX Upgrader Funds

ADVISOR
DAL Investment Company LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait,Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	742935547
FundX Aggressive Upgrader Fund	HOTFX	742935521
FundX Conservative Upgrader Fund	RELAX	742935513
FundX Flexible Income Fund	INCMX	742935497
FundX ETF Aggressive Upgrader Fund	UNBOX	742935349
FundX ETF Upgrader Fund	REMIX	742935331
FundX Tactical Upgrader Fund	TACTX	742935281
FundX Tactical Total Return Fund	TOTLX	742935190

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FundX Upgrader Fund
	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$20,600	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

FundX Aggressive Upgrader Fund
	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$20,100	$19,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

FundX Conservative Upgrader Fund
	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

FundX Flexible Income Fund
	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

FundX ETF Aggressive Upgrader Fund
	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

FundX ETF Upgrader Fund
	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

FundX Tactical Upgrader Fund
	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

FundX Tactical Total Return Fund
	FYE 10/31/2010	FYE 10/31/2009*
Audit Fees	$16,500	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

*  The FundX Tactical Total Return Fund commenced operations on May 29, 2009.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     January 7, 2011

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     January 3, 2011

* Print the name and title of each signing officer under his or her signature.